UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10145

BAILLIE GIFFORD FUNDS

(Exact name of registrant as specified in charter)

1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN

(Address of principal executive offices) (Zip code)

Angus N G Macdonald
1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-131-275-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 to December 31, 2012

The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act. Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Baillie Gifford Funds

International Equity Fund
International Choice Fund
EAFE Fund
EAFE Choice Fund Emerging Markets Fund
Global Alpha Equity Fund

Annual Report
December 31, 2012

Management Discussion

The International Equity Fund

Market Conditions and Review of Performance During 2012
The final quarter proved to be a strong finish to 2012 which was an eventful year; markets were mainly driven by macroeconomic factors, and the resultant swing of the investment pendulum between the “risk on and risk off” trade has made it at times, turbulent. However for equity investors, it will be remembered as a positive year. Despite media articles proclaiming “the death of equities”, the MSCI ACWI ex U.S. Index rose sharply.

The International Equity Fund Class 2 shares returned 22.33% during 2012, outperforming the MSCI ACWI ex U.S. Index which returned 17.39% for the year.

The first three months of 2012 got off to a healthy start, as the aura of panic that had prevailed during 2011 appeared to dissipate. As we moved into the second quarter of 2012, we saw the unwelcome return of the fear and risk aversion that has repeatedly come to the fore since the onset of the global financial crisis. Developments in the Eurozone, a moderation of growth in the U.S., and signs of a slowdown in China coincided to renew investors’ worry about synchronized economic weakness. In this cautious environment, the prices of equities ranging from Spanish banks to American retailers to Chinese consumer companies fell in unison. As we moved into the third quarter, we saw global stock markets rally strongly, the initial catalysts being policy action to avert the unlikely but disastrous scenario of Eurozone breakup, and another round of stimulus from the Federal Reserve. Central bankers sought to convince investors that tail risks would not be allowed to come to pass, and to create an atmosphere of confidence more conducive to economic growth. Against a backdrop of increased confidence and risk appetite, the fourth quarter proved to be a strong finish to an eventful, yet positive year, for international equities. Perhaps the ‘landmark’ event of the year for stock markets was European Central Bank President Draghi’s commitment, declared during the second half of 2012, to “do whatever it takes to preserve the Euro”. This statement almost certainly calmed the market’s concerns about the tail risks for the Eurozone; with the financial crisis so fresh in investors’ memories, the impact of ‘panic’ in such an interconnected world should not be understated. Draghi’s bold rhetoric has been followed up by productive discussions on banking union and continued support for Greece.

The portfolio outperformed its benchmark over the year, with the majority of relative outperformance attributable to stock selection, particularly in Continental Europe and Emerging Markets. Among the top stock contributors were Magnit (Russian food retailer), Samsung Electronics (South Korean electronics manufacturer), Inditex (Spanish fashion retailer), BIM (Turkish hard discount food retailer), Aker Solutions (Norwegian oil service company) and Kone (Finnish escalator and elevator manufacturer). Inditex is an example of a stock that demonstrates that it is company fundamentals that matter; Inditex being Spanish listed and with a quarter of group sales coming from Spain. Stocks that detracted from the fund’s relative performance over the year include Fairfax Financial Holdings (Canadian insurer), Rakuten (Japanese online shopping mall), Baidu (Chinese internet search engine) and Tullow Oil (UK oil exploration and production company).

We continue to find exciting investment opportunities for the portfolio. For example, we have taken holdings in NHN (South Korea’s dominant search engine), Burberry (UK listed international clothing designer and retailer), Westport Innovations (a Canadian company which makes technology that enables diesel engines to use natural gas) and ARM Holdings (a UK company that designs chips that are licensed to semiconductor and technology hardware companies). The portfolio is dominated by well-financed businesses with attractive long-term growth prospects, and retains a bias towards companies that are well placed to benefit from rising domestic consumption in Emerging Markets. The portfolio has limited direct exposure to European banks, with Svenska Handelsbanken, a traditional well capitalised Swedish bank, the only such holding. A sharp recovery in lower quality financials remains a risk to the portfolio, but we remain committed to our style of investing in well

Management Discussion

The International Equity Fund

managed growth businesses. The portfolio comprises a diverse range of companies, but on the whole the attributes of a strong industry background, durable competitive advantage, good management and strong financial characteristics are important aspects of the holdings, and this should stand the portfolio in good stead over the longer term.

Investment Strategies used to Manage the Fund
Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above that of the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The ACWI ex US Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long term prospects for the Fund’s holdings and make changes where appropriate.

Outlook
Whilst many of the issues that have caused stock market volatility over the last few years remain, there are reasons to be optimistic; globally, monetary policy has never been looser, central banks have demonstrated that they can act aggressively, China is moving towards relying more on domestic consumption, and the double-digit returns from U.S. equities show that there is a belief that the recovery which has started in the housing market may spread more widely in 2013. In the longer term, the abundant supplies of cheap energy from shale deposits should provide a boost to expenditure and investment across the whole of North America. Against this backdrop, there are some outstanding growth businesses, and our focus, as ever, will be on investing in well managed growth companies that should outperform over the longer term. And if markets remain volatile, this should present opportunities, given our long-term approach to investing.

Fund Performance for periods ended 12/31/12 (Average Annual Total Returns)

	One Year	Since Inception (February 7, 2008)

The International Equity
Fund Class 2	22.33%	2.38%

MSCI ACWI ex U.S. Index	17.39%	-1.03%

The returns for Class 2 shares have been provided. One-year return figures for other share classes are as follows: 22.17% for Class 1, 22.50% for Class 3, and 22.51% for Class 4. Additional year-over-year returns for each class are available in the Financial Highlights section.

Management Discussion

The International Equity Fund

Management Discussion

International Choice Fund

Market Conditions and Review of Performance During 2012
Not applicable: The International Choice Fund was initially funded in September 2012.

Investment Strategies used to Manage the Fund
Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group (PCG) is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long term prospects for the Fund’s holdings and make changes where appropriate.

Outlook
We remain alert to the argument that there is still plenty to worry about in Europe. Most of the Eurozone currency bloc countries remain in recession, some of the larger banks remain potentially vulnerable to further capital shocks, and there are forthcoming elections in Italy and Germany which add a degree of uncertainty. As austerity constrains the public purse in most Western economies, the economic outlook may depend more than usual on a pick up in confidence in the private sector.

For all that, we remain unapologetically optimistic on the long term outlook for equity markets and for the portfolio. We accept that the long term impact on the real economy from the unprecedented monetary easing of recent years is uncertain. We can however observe that policymakers in the US, Europe and elsewhere, given both their determined actions to date and indications of future intent, are highly unlikely to sit idly by in the face of the economic challenges ahead. We are also encouraged by the early signs of a recovery in the US housing market from a low base and after a long wait. We would also observe that, even without a significant US recovery, the global economy continues to expand at a reasonable and possibly accelerating rate into 2013. Finally, and most important of all, we remain excited by the many long term growth opportunities available to the individual businesses in which we invest on your behalf. We are hopeful that they have the potential to exploit some terrific opportunities in large and expanding markets and that, in aggregate, they will deliver impressive earnings growth over the long term.

Management Discussion

The EAFE Fund

Market Conditions and Review of Performance During 2012
During 2012, our conviction was reinforced that the world economy will continue to recover slowly from the depredations of the financial crisis. In particular we believe that while various tail risks might continue to dominate discussion, the likelihood that they will disrupt the recovery has dramatically receded. As we look beyond the current business cycle, we believe that powerful long term forces such as globalisation and technological change make it appropriate for us to prioritise growth above stability, and to hunt for the relatively small number of winning companies that can make a real difference to our clients’ investment returns.

The EAFE Fund Class 2 shares produced a return of 18.78% during 2012, compared to the MSCI EAFE Index which returned 17.90% for the year.

We aim to invest in companies with significant growth opportunities and the competitive strength to make substantial profits from those opportunities. We observe several economic and social trends, such as the ongoing development of China, the increasing reach of the internet and the increasing commonality of consumer taste around the world, which should help to drive the growth of our investments. Tencent and Inditex are two companies that benefit from these trends and have performed strongly during the year. The Chinese social network company, Tencent, is successfully monetising its vast user base and moving into the mobile arena. Spanish-based clothing retailer Inditex also defied tough conditions in its home market to perform exceptionally well as its global expansion continued.

The Fund’s luxury goods holdings performed well, with Richemont particularly strong. The allure of luxury goods to the Chinese continues to drive profits in this sector. Strong sales continue despite fears regarding the slowing of the Chinese economy.

In contrast, Brazilian oil explorer OGX was the main detractor from relative performance, after disappointing production news and a management reshuffle. In addition, Japanese technology holdings, Gree and Rakuten, underperformed during 2012. Gree, the online gaming company, performed poorly following a well publicised regulatory crackdown on the so called ‘kompu gacha’ payment method for online games. We think the market’s reaction has been excessive with Gree having many opportunities, both home and overseas. Rakuten, the e-commerce company, also has international aspirations. However, it underperformed during the year as competition from Amazon Japan intensified.

Investment Strategies used to Manage the Fund
Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The EAFE Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

Management Discussion

The EAFE Fund

Outlook
The current gloomy and nervous market, where stability is prized above long term growth prospects, offers many opportunities for the patient investor:

1.	The powerful long term forces of globalisation and technological change make it appropriate for us to prioritise growth above stability.
2.

The positive reforms in Europe are being drowned out by negative coverage of the region. We made several investments in attractive European businesses during the year and continue to research beneficiaries of positive change in Europe.

3.

The rising prosperity of the citizens of many emerging market countries has been a vital factor in the world economy in the past two decades. We believe it will continue, with the area of most rapid change shifting from China to Africa, where falling child mortality and lower birth rates presage greater prosperity.

Fund Performance for periods ended 12/31/12 (Average Annual Total Returns)

	One Year	Since Inception (March 6, 2008)

The EAFE
Fund Class 2	18.78%	1.12%

MSCI EAFE Index	17.90%	-1.48%

The returns for Class 2 shares have been provided. One-year return figures for other share classes are as follows: 18.50% for Class 1 and 18.82% for Class 3.
Additional year-over-year returns for each class are available in the Financial Highlights section.

Management Discussion

EAFE Choice Fund

Market Conditions and Review of Performance During 2012
It may not have felt likely at times but, as 2012 draws to a close, it looks as if the rather low key final quarter has capped off a better than respectable year for equity returns. Helped by a recovery in the Euro from the depressed levels of the summer, the MSCI EAFE Index benchmark delivered a return of 17.90% over the 12 months when measured in dollars. Given the recurring bouts of collective macroeconomic angst during the year – on everything from the stop-start US economy, the sustainability of the Euro to the (so far unjustified) fears of a Chinese hard landing – such a solid outcome is reassuring to those of us more interested in companies rather than countries as the true driver of long term equity returns.

The EAFE Choice Fund Class 2 shares produced a return of 21.81% during 2012, outperforming the MSCI EAFE Index benchmark which returned 17.90% for the year.

ASOS (the UK online fashion retailer) performed well, helped by good operational performance in its domestic market, and encouraging evidence that it can sustain rapid growth in other international markets. When measured against short term levels of profitability its valuation can be a source of some angst, but taking a longer term view than the market, we believe this business has the potential to be many times larger in the future. Three financial stocks appeared among the top contributors to relative performance over the year; Garanti Bankasi, the Turkish bank, Svenska Handelsbanken the Swedish bank and Hargreaves Lansdown, the UK online financial services company.

Several of the Japanese holdings detracted from relative performance over the year. Holdings like the games developer Namco Bandai, the e-commerce business Rakuten, the electronics company Rohm, the oil company Inpex and the games machine manufacturer Sankyo all detracted. As far as we are aware nothing has gone especially wrong here, but a pronounced feature of the Japanese market of late has been the weakening of the Yen. As can often happen there, this seems to have prompted a sharp rotation in that market towards previously unloved currency sensitive exporters, away from some of the longer term quality growth businesses which we still think will be more rewarding investments over the longer term. We made modest additions to names like bicycle equipment leader, Shimano, to take advantage of what we view as a temporary blip in the markets’ assessment of its long term prospects.

Investment Strategies used to Manage the Fund
Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group (PCG) is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long term prospects for the Fund’s holdings and make changes where appropriate.

Management Discussion

EAFE Choice Fund

Outlook
We remain alert to the argument that there is still plenty to worry about in Europe. Most of the Eurozone currency bloc countries remain in recession, some of the larger banks remain potentially vulnerable to further capital shocks, and there are forthcoming elections in Italy and Germany which add a degree of uncertainty. As austerity constrains the public purse in most Western economies, the economic outlook may depend more than usual on a pick up in confidence in the private sector.

For all that, we remain unapologetically optimistic on the long term outlook for equity markets and for the portfolio. We accept that the long term impact on the real economy from the unprecedented monetary easing of recent years is uncertain. We can however observe that policymakers in the US, Europe and elsewhere, given both their determined actions to date and indications of future intent, are highly unlikely to sit idly by in the face of the economic challenges ahead. We are also encouraged by the early signs of a recovery in the US housing market from a low base and after a long wait. We would also observe that, even without a significant US recovery, the global economy continues to expand at a reasonable and possibly accelerating rate into 2013. Finally, and most important of all, we remain excited by the many long term growth opportunities available to the individual businesses in which we invest on your behalf. We are hopeful that they have the potential to exploit some terrific opportunities in large and expanding markets and that, in aggregate, they will deliver impressive earnings growth over the long term.

Fund Performance for periods ended 12/31/12 (Average Annual Total Returns)

	One Year	Since Inception (December 17, 2009)*

The EAFE Choice
Fund Class 2	21.81%	8.04%

MSCI EAFE Index	17.90%	4.03%

*Class 2 had no shareholders from January 16, 2010 to March 24, 2010. All shares of this class were redeemed at $10.48 on January 15, 2010. New shares were issued at $10.20 on March 25, 2010.

Management Discussion

EAFE Choice Fund

Management Discussion

The Emerging Markets Fund

Market Conditions and Review of Performance During 2012
Over the past 12 months, Emerging Markets posted strong absolute returns, outperforming Developed Markets as China’s economy stubbornly refused to collapse, political transitions affecting over half of the region’s population went relatively smoothly and the Arab Spring did not spread to Russia.

The Emerging Markets Fund Class III shares returned 13.94% during 2012, underperforming the MSCI Emerging Markets Index which returned 18.63% for the year.

The Turkish market was the best-performing market in the MSCI Emerging Markets Index over the year on the back of sustained economic growth. With the ratings agencies raising Turkish government bonds to investment grade, it appears that the unorthodox monetary policies implemented during 2010–2011 may have averted the economic hard landing that many feared. The Thai market also performed well on the back of a rebound in domestic demand and investor confidence following the devastation of the floods in 2011. However, concerns regarding a slowdown in growth in the Chinese economy impacted commodity-driven markets such as Brazil, Indonesia and Russia. The Brazilian market notably underperformed the rest of the index suffering from not only a decline in demand for its key commodities, but also a slowdown in GDP growth. After a very strong 2011, the Indonesian stock market also underperformed the index this year. Its economy posted a record trade deficit and the rupiah had a difficult time on the back of poor demand for Indonesia’s key exports of coal, tin, and palm oil, combined with high domestic demand for fuel imports. With subsequent improvements in the sentiment surrounding the macroeconomic environment towards the end of the year, the MSCI Emerging Markets index rebounded. The Chinese and South Korean markets, two large index constituents, both closed 2012 ahead of the index, the latter assisted by the stellar rise of technology stocks such as Samsung Electronics. The Indian market also had a strong second half of the year as there were some signs that the government is implementing more market-friendly policies. However, we remain skeptical as we feel there is still much to be done.

Despite a strong year of absolute returns, gloom remains the dominant sentiment among investors and commentators. Combined with relentless pressure on pension funds from regulators and accounting standards, we have seen a great premium placed on near-term earnings predictability. This has meant a significant stylistic challenge to our investment approach over the past couple of years, which has left performance this year significantly behind where we would like it to be.

Stock selection in the energy sector was the largest drag on relative performance over the year. The Fund continues to have meaningful exposure to frontier oil exploration and production (E&P) companies, which we believe provide some of the most undervalued growth prospects available to the emerging market investor. Tullow Oil is the largest of these holdings. The shares fell this year, however, after some individual well results in Ghana, Kenya, and French Guiana disappointed the market. Given the number of wells still to be drilled, the proven reserves already accounted for, and the assets already in production, it seems extraordinary to us that the market is now valuing this company at such a low level. Niko Resources is another E&P company that has suffered severely this year. The market has penalized the shares for the downgrade to its Indian gas reserves. In our view the attraction of this company is the potential in its significant Indonesian license area. Similarly, with regard to Gulf Keystone Petroleum, the market has been disappointed by negative news flow, but we would point to the company having upgraded the proven reserve estimates of its Shaikan field from 3.1 billion to 12.4 billion barrels over the last 12 months. By their nature, these stocks are volatile and can often present binary outcomes. For example, the Fund’s top performer of the year was another oil E&P company, African Petroleum Corp, due to a significant oil discovery in Liberia.

On the positive side, several of the Fund’s financial sector holdings performed well during the year, in particular the Turkish bank Garanti. GDP growth in Turkey has recently slowed, however, and with

Management Discussion

The Emerging Markets Fund

the recent quarterly figure below expectations, it was unsurprising in our view to see the central bank revert to more conventional policies, cutting its policy interest rate by 25 basis points in order to stimulate the economy.

The Fund’s holdings in two Chinese rail companies, China Railway Construction and CSR Corp., have also been among the top positive contributors over the year. Orders have picked up again from 2011, and the announcement of a significant investment into subways and inter-city rail projects returned confidence to these stocks.

Investment Strategies used to Manage the Fund
Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The Emerging Markets investment team is responsible for the overall strategy and stock selection process, led by the most senior investment managers. The team meets regularly to discuss both buy and sell ideas and to determine the level of conviction in the Fund’s holdings.

Outlook
2012 will always remind us of the frustrations of investment management. While some of the strong operational performance of the market leading global Information Technology players has been partly recognised by the market, the relative performance of the fund has been dominated by short-term noise and rumours surrounding the E&P holdings. We remain positive about the longer-term prospects for these companies given that many of them are still at an early stage of their exploration programmes or have exciting drilling programmes in distinct unrelated geographic areas. In addition to this, our relative caution on the outlook for large chunks of the MSCI Emerging Markets index where investors are willing to pay a substantial premium for stability of earnings is not at odds with our excitement about the portfolio. It is precisely by focusing on individual corporate innovators that we retain our optimism. We can rarely recall such extreme divergence of valuations within emerging markets between the apparently stable and durable business of the past, and the uncertain growth opportunities of the future. The world is not coming to an end. And we shall continue to embrace the uncertainty.

Fund Performance for periods ended 12/31/12 (Average Annual Total Returns)

	One Year	Five Year	Since Inception (April 4, 2003)

The Emerging Markets Fund Class III	13.94%	-1.23%	18.70%

MSCI Emerging Markets Index	18.63%	-0.61%	17.19%

Management Discussion

The Emerging Markets Fund

Management Discussion

The Global Alpha Equity Fund

Market Conditions and Review of Performance During 2012
Equity markets performed well over 2012. In Europe, a key event in 2012 occurred when the European Central Bank’s Chairman, Mario Draghi, said in late July, “Within our mandate, the ECB is ready to do whatever it takes to preserve the Euro”. Such bold rhetoric has been followed up by productive discussions on banking union.

The Global Alpha Fund Class 3 shares produced a return of 18.69% during 2012, outperforming the MSCI AC World Index which returned 16.80% for the year.

The Fund’s relative performance was driven primarily by stock selection. Amongst the top performers were eBay (online auction site) and Svenska Handelsbanken (Swedish retail bank). eBay is a business that benefits from strong network effects. Its online payments system, PayPal, is growing rapidly. Svenska Handelsbanken is the leading Swedish retail bank which has been expanding into other parts of Northern Europe. The investment case centres on disciplined long-term counter cyclical lending, their ability to deploy capital when competitors are retrenching and a culture of equity ownership that sees management and employees tie up significant amounts of personal wealth through an aligned share ownership scheme. It had a good year, helped by strong growth outside of Sweden (particularly in the UK).

The largest detractor from relative performance was OGX, a Brazilian listed oil and gas company which was sold towards the end of the year. OGX’s share price fell following the announcement of disappointing well flow data from its Tubarao Azul field. The market also reacted adversely to the news of the departure of its CEO, Paulo Mendonca. Fairfax Financial (Canadian insurance company) also underperformed during the year.

Investment Strategies used to Manage the Fund
Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The Global Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

Outlook
Whilst many of the issues that have caused stock market volatility over the last few years remain, there are reasons to be optimistic; globally, monetary policy has never been looser, central banks have demonstrated that they can act aggressively, China is moving towards relying more on domestic consumption, and the double-digit returns from U.S. equities show that there is a belief that the recovery which has started in the housing market will spread more widely in 2013. In the longer term, the abundant supplies of cheap energy from shale deposits should provide a boost to expenditure and investment across the whole of North America. Against this backdrop, there are some outstanding growth businesses, and our focus, as ever, will be on investing in well managed growth companies that should outperform over the longer term. And if markets remain volatile, this should present opportunities, given our long-term approach to investing.

Management Discussion

The Global Alpha Equity Fund

Fund Performance for periods ended 12/31/12 (Average Annual Total Returns)

	One Year	Since Inception (November 15, 2011)

The Global Alpha Fund Class 3	18.69%	15.14%

MSCI AC World Index	16.80%	15.17%

Fund Expenses (unaudited)

As a shareholder of the Baillie Gifford International Equity Fund, the Baillie Gifford International Choice Fund, the Baillie Gifford EAFE Fund, the Baillie Gifford EAFE Choice Fund, the Baillie Gifford Emerging Markets Fund and/or the Baillie Gifford Global Alpha Equity Fund (together, the “Funds”), you incur two types of costs: (1) transaction costs, which may include purchase premiums and redemption fees and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)(continued)

	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio Based on the Period 7/01/12 to 12/31/12	Expenses Paid During the Period 7/01/12 to 12/31/12

Baillie Gifford International Equity Fund - Class 1
Actual	$1,000.00	$1,148.65	0.83%	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	0.83%	$4.22

Baillie Gifford International Equity Fund - Class 2
Actual	$1,000.00	$1,149.98	0.64%	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	0.64%	$3.25

Baillie Gifford International Equity Fund - Class 3
Actual	$1,000.00	$1,151.18	0.58%	$3.14
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	0.58%	$2.95

Baillie Gifford International Equity Fund - Class 4
Actual	$1,000.00	$1,150.28	0.54%	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.42	0.54%	$2.75

Baillie Gifford International Choice Fund - Class 1**
Actual	$1,000.00	$1,033.26	0.85%	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	0.85%	$4.32

Baillie Gifford EAFE Fund - Class 1
Actual	$1,000.00	$1,139.07	0.79%	$4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.79%	$4.01

Baillie Gifford EAFE Fund - Class 2
Actual	$1,000.00	$1,140.31	0.61%	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	0.61%	$3.10

Baillie Gifford EAFE Fund - Class 3
Actual	$1,000.00	$1,140.79	0.54%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.42	0.54%	$2.75

Baillie Gifford EAFE Fund - Class 5*
Actual	$1,000.00	$1,157.17	0.46%	$2.24
Hypothetical (5% return before expenses)	$1,000.00	$1,022.82	0.46%	$2.34

Baillie Gifford EAFE Choice Fund - Class 2
Actual	$1,000.00	$1,142.00	0.64%	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	0.64%	$3.25

Baillie Gifford EAFE Choice Fund - Class 3
Actual	$1,000.00	$1,142.37	0.57%	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	0.57%	$2.90

Baillie Gifford Emerging Markets Fund - Class III
Actual	$1,000.00	$1,090.83	0.73%	$3.84
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	0.73%	$3.71

Baillie Gifford Global Alpha Equity Fund - Class 1
Actual	$1,000.00	$1,119.40	0.89%	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	0.89%	$4.52

Fund Expenses (unaudited)(concluded)

Baillie Gifford Global Alpha Equity Fund – Class 3
Actual	$1,000.00	$1,120.94	0.64%	$3.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	0.64%	$3.25

* Commencement of investment operations was July 19, 2012.
** Commencement of investment operations was September 25, 2012.

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/12. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2012 (unaudited)	Baillie Gifford International Equity Fund

	Value	% of Total Net Assets

Airlines	$24,077,106	1.1%
Apparel	72,444,678	3.4
Auto Manufacturers	59,702,789	2.8
Banks	201,748,248	9.5
Beverages, Food & Tobacco	80,175,736	3.8
Biotechnology	18,817,132	0.9
Commercial Services	116,529,787	5.5
Construction & Building Materials	59,094,678	2.8
Distribution/Wholesale	44,243,957	2.1
Diversified Financial Services	88,177,906	4.1
Diversified Industrials	20,600,958	1.0
Electronic & Electrical Equipment	113,583,151	5.3
Engineering & Construction	22,751,899	1.1
Engineering & Machinery	130,092,432	6.1
Food Producers & Processors	169,198,279	8.0
Healthcare - Products	57,179,613	2.7
Insurance	108,204,648	5.1
Internet	84,485,961	4.0
Investment Companies	20,368,585	1.0
Media & Photography	49,997,171	2.3
Mining & Metals	161,436,630	7.6
Office/Business Equipment	13,282,968	0.6
Oil & Gas	162,101,302	7.6
Real Estate	18,749,086	0.9
Retailers - General	29,234,216	1.4
Semiconductors	117,186,650	5.5
Software	13,324,861	0.6
Transportation	23,805,953	1.1
Travel & Leisure	13,837,551	0.6

Total Value of Investments	2,094,433,931	98.5
Other assets less liabilities	32,045,278	1.5

Net Assets	$2,126,479,209	100.0%

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 2012	Baillie Gifford International Equity Fund

	Shares	Value

COMMON STOCKS - 96.8%
ARGENTINA - 1.3%
MercadoLibre, Inc.	342,100	$26,878,797

AUSTRALIA - 3.2%
Brambles Ltd.	3,075,592	24,387,349
Cochlear Ltd.	287,715	23,851,547
Woolworths Ltd.	671,512	20,600,958

		68,839,854

BELGIUM - 0.7%
Groupe Bruxelles Lambert SA	188,912	15,066,999

BERMUDA - 0.6%
Seadrill Ltd.	352,961	13,003,759

BRAZIL - 0.7%
Petroleo Brasileiro SA ADR	793,300	15,445,551

CANADA - 4.1%
Cenovus Energy, Inc.	349,956	11,712,109
Eldorado Gold Corp.	1,270,632	16,350,749
Fairfax Financial Holdings Ltd.	91,216	32,879,760
Ritchie Bros. Auctioneers, Inc.	802,706	16,762,068
Westport Innovations, Inc. (a)	327,979	8,678,403

		86,383,089

CHINA - 9.3%
Baidu, Inc. ADR (a)	259,064	25,981,528
Cheung Kong Holdings Ltd.	1,205,000	18,749,086
China Shenhua Energy Co., Ltd., H Shares, Class H	6,590,000	29,518,709
Hang Seng Bank Ltd.	1,557,900	24,049,231
Hong Kong Exchanges and Clearing Ltd.	2,142,300	37,075,011
Kunlun Energy Co., Ltd.	16,744,000	35,402,535
Want Want China Holdings Ltd.	18,552,000	25,998,882

		196,774,982

DENMARK - 2.0%
DSV A/S	920,128	23,805,953
Novozymes A/S, B Shares	662,887	18,817,132

		42,623,085

FINLAND - 3.1%
Kone Oyj, B Shares	556,329	41,146,166
Sampo Oyj, A Shares	751,052	24,323,455

		65,469,621

FRANCE - 3.5%
Compagnie Generale d’Optique Essilor International SA	330,446	33,328,066
Edenred	641,467	19,839,612
Lafarge SA	325,566	21,022,657

		74,190,335

GERMANY - 2.4%
Aixtron SE NA	527,907	6,295,431
Continental AG	168,173	19,601,230
Deutsche Boerse AG	400,303	24,547,507

		50,444,168

INDIA - 1.0%
IDFC, Ltd.	6,421,969	20,368,585

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012	Baillie Gifford International Equity Fund

	Shares	Value

IRELAND - 2.9%
CRH Plc.	833,819	$17,225,932
James Hardie Industries SE CDI	2,153,102	20,846,089
Ryanair Holdings Plc. ADR	702,366	24,077,106

		62,149,127

JAPAN - 8.1%
Canon, Inc.	342,700	13,282,968
Fast Retailing Co., Ltd.	111,300	28,404,970
Inpex Corp.	2,873	15,365,839
Mitsui & Co., Ltd.	1,013,200	15,186,719
Olympus Corp. (a)	821,300	15,933,808
Rakuten, Inc.	2,546,300	19,857,202
Shimano, Inc.	216,100	13,837,551
SMC Corp.	131,000	23,796,737
Tokyo Electron Ltd.	286,100	13,195,293
Trend Micro, Inc.	441,000	13,324,861

		172,185,948

NETHERLANDS - 2.8%
Heineken Holding NV	483,408	26,617,865
Unilever NV CVA	848,682	32,473,812

		59,091,677

NORWAY - 1.1%
Aker Solutions ASA	1,098,667	22,751,899

PERU - 1.5%
Credicorp Ltd.	224,766	32,941,705

PORTUGAL - 0.3%
Galp Energia, SGPS, SA	482,230	7,485,513

RUSSIA – 1.9%
Magnit OJSC GDR Reg S	723,720	29,423,394
Sberbank of Russia ADR	958,998	12,023,043

		41,446,437

SINGAPORE - 2.9%
DBS Group Holdings Ltd.	2,051,120	25,180,614
United Overseas Bank Ltd.	2,169,175	35,583,239

		60,763,853

SOUTH AFRICA - 3.2%
Massmart Holdings Ltd.	803,921	18,227,007
Naspers Ltd., N Shares	774,060	49,997,171

		68,224,178

SOUTH KOREA - 4.4%
Hyundai Mobis	59,368	16,107,075
NHN Corp.	55,401	11,768,434
Samsung Electronics Co., Ltd.	45,529	65,416,060

		93,291,569

SPAIN - 1.7%
Inditex SA	252,176	35,432,516

SWEDEN - 6.0%
Atlas Copco AB, B Shares	2,654,127	65,149,529
Svenska Handelsbanken AB, A Shares	1,321,176	47,498,775
Volvo AB, B Shares	1,110,736	15,316,081

		127,964,385

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012	Baillie Gifford International Equity Fund

	Shares	Value

SWITZERLAND - 2.8%
Nestle SA	929,759	$60,660,705

TAIWAN - 3.7%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	3,230,073	19,412,739
Taiwan Semiconductor Manufacturing Co., Ltd.	17,860,000	59,738,315

		79,151,054

TURKEY - 2.0%
Anadolu Efes Biracilik ve Malt Sanayii A/S	768,767	11,080,522
BIM Birlesik Magazalar A/S	420,957	20,641,486
Turkiye Garanti Bankasi A/S	2,076,580	10,838,564

		42,560,572

UNITED KINGDOM - 19.1%
Amlin Plc.	3,722,822	23,143,671
Antofagasta Plc.	1,183,764	25,942,263
ARM Holdings Plc.	3,005,638	37,957,611
BG Group Plc.	1,075,648	17,941,691
BHP Billiton Plc.	625,699	22,070,694
British American Tobacco Plc.	835,589	42,477,349
Burberry Group Plc.	428,185	8,607,192
Capita Plc.	2,043,258	25,248,474
Experian Plc.	1,879,523	30,292,284
Hargreaves Lansdown Plc.	1,027,172	11,488,389
Petrofac Ltd.	494,142	13,206,478
Premier Farnell Plc.	4,024,480	12,820,544
Prudential Plc.	1,952,544	27,857,762
Rio Tinto Plc.	768,166	44,804,005
Tullow Oil Plc.	1,560,753	32,537,827
Wolseley Plc.	607,651	29,057,238

		405,453,472

UNITED STATES - 0.5%
PriceSmart, Inc.	142,858	11,007,209

Total Common Stocks (cost $1,762,225,293)		2,058,050,644

PREFERRED STOCKS - 1.7%
BRAZIL - 1.7%
Itau Unibanco Holding SA ADR	828,255	13,633,077
Vale SA ADR	1,120,700	22,750,210

Total Preferred Stocks (cost $40,729,844)		36,383,287

TOTAL INVESTMENTS - 98.5% (cost $1,802,955,137)		2,094,433,931
Other assets less liabilities - 1.5%		32,045,278

NET ASSETS - 100.0%		$2,126,479,209

(a) Non-income producing security.
ADR - American Depositary Receipt.
CDI – Chess Depositary Interest.
GDR - Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2012	Baillie Gifford International Equity Fund

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012	Baillie Gifford International Equity Fund

ASSETS
Investments, at value (cost $1,802,955,137)	$2,094,433,931
Cash	19,985,349
Foreign cash, at value (cost $12,786,596)	13,118,217
Dividends receivable	1,128,595
Tax reclaims receivable	980,935
Other assets	3,541

Total Assets	2,129,650,568

LIABILITIES
Management fee payable	1,276,309
Servicing fee payable	1,138,069
Distributions payable	229,069
Accrued expenses	527,912

Total Liabilities	3,171,359

NET ASSETS	$2,126,479,209

COMPOSITION OF NET ASSETS
Paid-in capital	$1,856,388,946
Distributions in excess of net investment income	(1,926,053)
Accumulated net realized loss on investments and foreign currency transactions	(19,798,765)
Net unrealized appreciation in value of investments and foreign currencies	291,815,081

$2,126,479,209

NET ASSET VALUE, PER SHARE

Class 1 ($61,939,706 / 5,944,133 shares outstanding), unlimited authorized, no par value	$10.42

Maximum Purchase Price Per Share (Note D)	$10.44

Minimum Redemption Price Per Share (Note D)	$10.40

Class 2 ($682,452,092 / 65,653,425 shares outstanding), unlimited authorized, no par value	$10.39

Maximum Purchase Price Per Share (Note D)	$10.41

Minimum Redemption Price Per Share (Note D)	$10.37

Class 3 ($862,591,302 / 81,987,680 shares outstanding), unlimited authorized, no par value	$10.52

Maximum Purchase Price Per Share (Note D)	$10.54

Minimum Redemption Price Per Share (Note D)	$10.50

Class 4 ($519,496,109 / 48,320,337 shares outstanding), unlimited authorized, no par value	$10.75

Maximum Purchase Price Per Share (Note D)	$10.77

Minimum Redemption Price Per Share (Note D)	$10.73

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012	Baillie Gifford International Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $4,076,509)	$47,557,049
Interest	3,980

Total Investment Income	47,561,029

EXPENSES
Management fee (Note B)	5,081,253
Shareholder Servicing fees - Class 1 Shares (Note B)	351,213
Shareholder Servicing fees - Class 2 Shares (Note B)	2,102,796
Shareholder Servicing fees - Class 3 Shares (Note B)	1,218,787
Shareholder Servicing fees - Class 4 Shares (Note B)	557,959
Fund Accounting	846,728
Custody	422,367
Legal	224,286
Professional fees	75,121
Trustees’ fees	45,080
Transfer Agency	37,985
Insurance	20,057
Miscellaneous	8,348

Total Expenses	10,991,980

Fees waived (Note B)	(409,097)

Net Expenses	10,582,883

Net Investment Income	36,978,146

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(26,699,215)
Foreign currency transactions	(1,293,426)

(27,992,641)

Net change in unrealized appreciation (depreciation) on:
Investments	319,027,161
Translation of assets and liabilities in foreign currencies	744,015

319,771,176

Net realized and unrealized gain on investments and foreign currency transactions	291,778,535

NET INCREASE IN NET ASSETS FROM OPERATIONS	$328,756,681

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford International Equity Fund

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$36,978,146	$17,265,734
Net realized loss from investments and foreign currency transactions	(27,992,641)	(4,904,998)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	319,771,176	(155,030,492)

Net increase (decrease) in net assets from operations	328,756,681	(142,669,756)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class 1	(854,941)	(778,756)
Class 2	(10,667,156)	(11,585,292)
Class 3	(13,666,431)	(5,308,632)
Class 4	(8,324,082)	(245,693)
Capital gains:
Class 1	—	(68,430)
Class 2	—	(888,373)
Class 3	—	(387,865)
Class 4	—	(17,595)

Total Dividends and Distributions	(33,512,610)	(19,280,636)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	57,372,832	3,193,600
Class 2	310,822,024	569,743,090
Class 3	691,940,811	264,227,433
Class 4	458,126,968	—
Purchase premiums:
Class 1	79,717	92,442
Class 2	652,621	770,898
Class 3	386,643	413,391
Class 4	197,554	26,649
Redemption fees:
Class 1	6,852	661
Class 2	59,689	5,972
Class 3	41,412	3,008
Class 4	21,095	187
Dividends and distributions reinvested:
Class 1	621,138	660,671
Class 2	10,667,156	12,473,665
Class 3	13,666,431	5,696,497
Class 4	8,324,082	263,288
Cost of shares redeemed:
Class 1	(72,816,528)	(2,503,755)
Class 2	(615,053,580)	(107,151,339)
Class 3	(302,097,134)	—
Class 4	(11,067,960)	(1,444,465)

Increase in Net Assets from Transactions in Shares of Beneficial Interest	551,951,823	746,471,893

Total Increase in Net Assets	847,195,894	584,521,501

NET ASSETS
Beginning of year	1,279,283,315	694,761,814

End of year (including distributions in excess of net investment income of $1,926,053 and $4,311,735, respectively)	$2,126,479,209	$1,279,283,315

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford International Equity Fund

Selected data for a Class 1 Share outstanding throughout each period:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		For the Period July 1, 2008(a) through December 31, 2008

Net asset value, beginning of period	$8.65		$9.97	$8.86	$6.07		$10.52

From Investment Operations
Net investment income(b)	0.21		0.17	0.12	0.16		0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.70		(1.38)	1.15	2.70		(4.42)

Net increase (decrease) in net asset value from investment operations	1.91		(1.21)	1.27	2.86		(4.39)

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)		(0.11)	(0.17)	(0.08)		(0.08)
Distributions from net realized gain on investments	—		(0.01)	—	—		—

Total Dividends and Distributions	(0.15)		(0.12)	(0.17)	(0.08)		(0.08)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.01		0.01	0.01	0.01		0.02

Net asset value, end of period	$10.42		$8.65	$9.97	$8.86		$6.07

Total Return
Total investment return based on net asset value(c)	22.17%		(12.07)%	14.44%	47.24%		(41.51)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,940		$63,868	$72,366	$64,512		$63,086
Ratio of net expenses to average net assets, after waiver	0.80	%(e)	0.84%	0.86%	0.93	%(d)	0.90	%*(d)
Ratio of net expenses to average net assets, before waiver	0.83	%(e)	0.84%	0.86%	0.94	%(d)	1.05	%*(d)
Ratio of net investment income to average net assets	2.19%		1.72%	1.36%	2.17%		1.14	%*
Portfolio turnover rate	13%		11%	24%	17%		71%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.90% for Class 1 Shares.

(e)

Baillie Gifford Overseas Limited had voluntarily agreed to waive a portion of the management fee through June 30, 2012, during which time Baillie Gifford Overseas Limited received an annual management fee equal to 0.25% of the Fund’s average net assets.

The accompanying notes are an integral part of the financial statements.
26

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford International Equity Fund

Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		For the Period February 7, 2008(a) through December 31, 2008

Net asset value, beginning of period	$8.63		$9.95	$8.84	$6.07		$10.00

From Investment Operations
Net investment income(b)	0.22		0.16	0.13	0.09		0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.69		(1.36)	1.15	2.80		(4.03)

Net increase (decrease) in net asset value from investment operations	1.91		(1.20)	1.28	2.89		(3.87)

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.16)		(0.12)	(0.18)	(0.13)		(0.08)
Distributions from net realized gain on investments	—		(0.01)	—	—		—

Total Dividends and Distributions	(0.16)		(0.13)	(0.18)	(0.13)		(0.08)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.01		0.01	0.01	0.01		0.02

Net asset value, end of period	$10.39		$8.63	$9.95	$8.84		$6.07

Total Return
Total investment return based on net asset value (c)	22.33%		(11.94)%	14.65%	47.76%		(38.51)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$682,452		$831,065	$447,232	$214,722		$50,756
Ratio of net expenses to average net assets, after waiver	0.62	%(e)	0.67%	0.68%	0.70	%(d)	0.72	%*(d)
Ratio of net expenses to average net assets, before waiver	0.64	%(e)	0.67%	0.68%	0.70	%(d)	0.94	%*(d)
Ratio of net investment income to average net assets	2.27%		1.74%	1.43%	1.12%		1.84	%*
Portfolio turnover rate	13%		11%	24%	17%		71%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.72% for Class 2 Shares.

(e)

Baillie Gifford Overseas Limited had voluntarily agreed to waive a portion of the management fee through June 30, 2012, during which time Baillie Gifford Overseas Limited received an annual management fee equal to 0.25% of the Fund’s average net assets.

The accompanying notes are an integral part of the financial statements.
27

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford International Equity Fund

Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Period September 1, 2010(a) through December 31, 2010

Net asset value, beginning of period	$8.73		$10.06	$8.53

From Investment Operations
Net investment income(b)	0.17		0.17	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.78		(1.37)	1.69

Net increase (decrease) in net asset value from investment operations	1.95		(1.20)	1.71

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)		(0.13)	(0.19)
Distributions from net realized gain on investments	—		(0.01)	—

Total Dividends and Distributions	(0.17)		(0.14)	(0.19)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.01		0.01	0.01

Net asset value, end of period	$10.52		$8.73	$10.06

Total Return
Total investment return based on net asset value(c)	22.50%		(11.85)%	20.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$862,591		$367,327	$154,209
Ratio of net expenses to average net assets, after waiver	0.56	%(d)	0.60%	0.61%*
Ratio of net expenses to average net assets, before waiver	0.58	%(d)	0.60%	0.61%*
Ratio of net investment income to average net assets	1.71%		1.75%	0.76%*
Portfolio turnover rate	13%		11%	24%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

Baillie Gifford Overseas Limited had voluntarily agreed to waive a portion of the management fee through June 30, 2012, during which time Baillie Gifford Overseas Limited received an annual management fee equal to 0.25% of the Fund’s average net assets.

The accompanying notes are an integral part of the financial statements.
28

FINANCIAL HIGHLIGHTS (concluded)	Baillie Gifford International Equity Fund

Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Period July 30, 2010(a) through December 31, 2010

Net asset value, beginning of period	$8.92		$10.28	$9.00

From Investment Operations
Net investment income(b)	0.22		0.20	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.77		(1.43)	1.42

Net increase (decrease) in net asset value from investment operations	1.99		(1.23)	1.46

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)		(0.13)	(0.19)
Distributions from net realized gain on investments	—		(0.01)	—

Total Dividends and Distributions	(0.17)		(0.14)	(0.19)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.01		0.01	0.01

Net asset value, end of period	$10.75		$8.92	$10.28

Total Return
Total investment return based on net asset value(c)	22.51%		(11.86)%	16.38%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$519,496		$17,024	$20,955
Ratio of net expenses to average net assets, after waiver	0.53	%(d)	0.56%	0.58%*
Ratio of net expenses to average net assets, before waiver	0.54	%(d)	0.56%	0.58%*
Ratio of net investment income to average net assets	2.20%		2.03%	0.97%*
Portfolio turnover rate	13%		11%	24%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

Baillie Gifford Overseas Limited had voluntarily agreed to waive a portion of the management fee through June 30, 2012, during which time Baillie Gifford Overseas Limited received an annual management fee equal to 0.25% of the Fund’s average net assets.

The accompanying notes are an integral part of the financial statements.
29

INDUSTRY DIVERSIFICATION TABLE
December 31, 2012 (unaudited)	Baillie Gifford International Choice Fund

	Value	% of Total Net Assets

Apparel	$501,264	2.0%
Auto Manufacturers	988,082	4.0
Banks	2,339,769	9.4
Beverages, Food & Tobacco	2,321,083	9.4
Biotechnology	341,216	1.4
Chemicals	537,669	2.2
Commercial Services	618,348	2.5
Construction & Building Materials	265,789	1.1
Cosmetics/Personal Care	325,719	1.3
Distribution/Wholesale	281,500	1.1
Diversified Financial Services	473,587	1.9
Diversified Industrials	238,678	1.0
Electronic & Electrical Equipment	1,001,049	4.0
Engineering & Machinery	1,844,943	7.4
Entertainment	527,495	2.1
Food Producers & Processors	981,465	4.0
Healthcare - Products	965,996	3.9
Holding Companies - Diversified	519,043	2.1
Insurance	679,586	2.7
Internet	1,186,925	4.8
Investment Companies	653,771	2.6
Media & Photography	496,928	2.0
Mining & Metals	826,425	3.3
Motorcycles	104,131	0.4
Oil & Gas	1,361,092	5.5
Pharmaceuticals	1,076,888	4.3
Real Estate Investment Trusts	2,424	0.0
Retailers - General	1,303,044	5.3
Semiconductors	188,760	0.8
Toys/Games/Hobbies	233,320	1.0
Travel & Leisure	352,182	1.4
Utilities	152,675	0.6

Total Value of Investments	23,690,846	95.5
Other assets less liabilities	1,120,533	4.5

Net Assets	$24,811,379	100.0%

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 2012	Baillie Gifford International Choice Fund

	Shares	Value

COMMON STOCKS - 94.6%
AUSTRALIA - 7.5%
Aristocrat Leisure Ltd.	103,128	$340,999
Brambles Ltd.	33,139	262,770
Cochlear Ltd.	5,625	466,312
Mesoblast Ltd. (a)	17,876	99,945
Seek Ltd.	28,346	209,474
Shopping Centres Australasia Property Group (a)	1,556	2,424
Treasury Wine Estates Ltd.	49,163	241,978
Woolworths Ltd.	7,780	238,678

		1,862,580

BELGIUM - 0.6%
Colruyt SA	3,016	149,287

BRAZIL - 1.8%
Petroleo Brasileiro SA ADR	6,000	116,820
Vale SA ADR	15,200	318,592

		435,412

CANADA - 2.1%
Cenovus Energy, Inc.	4,635	155,121
Fairfax Financial Holdings Ltd.	623	224,567
Potash Corp. of Saskatchewan, Inc.	3,559	144,836

		524,524

CHINA - 5.4%
Baidu, Inc. ADR (a)	1,600	160,464
BOC Hong Kong Holdings Ltd.	54,000	169,872
Cafe de Coral Holdings Ltd.	86,000	245,250
Jardine Strategic Holdings Ltd.	8,000	286,227
Li & Fung Ltd.	156,000	281,500
Mindray Medical International Ltd. ADR	5,812	190,053

		1,333,366

DENMARK - 4.2%
Carlsberg A/S, B Shares	6,785	668,434
Novo Nordisk A/S, B Shares	1,717	279,590
Novozymes A/S, B Shares	3,652	103,668

		1,051,692

FINLAND - 1.2%
Kone Oyj, B Shares	4,124	305,012

FRANCE - 2.2%
BioMerieux	1,656	157,876
Legrand SA	4,034	171,188
Total SA	4,031	209,746

		538,810

GERMANY - 1.3%
Adidas AG	2,185	195,011
Celesio AG	6,729	116,553

		311,564

INDIA - 1.5%
Gail India Ltd. GDR Reg S	3,908	152,675
Mahindra & Mahindra Ltd. GDR	12,995	220,967

		373,642

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012	Baillie Gifford International Choice Fund

	Shares	Value

INDONESIA - 0.8%
Bank Negara Indonesia Persero Tbk PT	511,500	$197,138

ITALY - 2.4%
EXOR SpA	9,238	232,816
Fiat Industrial SpA	32,985	361,371

		594,187

JAPAN - 13.7%
Asahi Group Holdings Ltd.	16,200	344,942
Fast Retailing Co., Ltd.	1,200	306,253
Inpex Corp.	40	213,935
Kao Corp.	12,500	325,719
MS&AD Insurance Group Holdings, Inc.	22,800	455,019
Namco Bandai Holdings, Inc.	18,000	233,320
Olympus Corp. (a)	11,600	225,048
Rakuten, Inc.	17,400	135,693
Sankyo Co., Ltd.	4,700	186,496
Shimano, Inc.	5,500	352,182
SMC Corp.	1,000	181,654
THK Co., Ltd.	18,200	327,340
Yamaha Motor Co., Ltd.	9,400	104,131

		3,391,732

MEXICO - 1.1%
Wal-Mart de Mexico SAB de CV, Series V	85,700	279,649

NETHERLANDS - 0.6%
QIAGEN NV (a)	8,356	151,755

PHILIPPINES - 0.4%
Puregold Price Club, Inc.	132,400	106,404

SINGAPORE - 1.3%
United Overseas Bank Ltd.	19,000	311,677

SOUTH AFRICA - 2.3%
Clicks Group Ltd. (a)	37,316	287,550
Naspers Ltd., N Shares	4,374	282,520

		570,070

SPAIN - 2.2%
Corporacion Financiera Alba SA	3,144	148,132
Distribuidora Internacional de Alimentacion SA	61,705	394,245

		542,377

SWEDEN - 8.1%
Atlas Copco AB, B Shares	22,236	545,816
Investment AB Kinnevik, B Shares	11,005	230,196
Investor AB, B Shares	10,485	275,443
Scania AB, B Shares	19,515	405,744
Svenska Handelsbanken AB, A Shares	15,538	558,620

		2,015,819

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012	Baillie Gifford International Choice Fund

	Shares	Value

SWITZERLAND - 7.8%
Geberit AG (a)	1,199	$265,789
Nestle SA	8,104	528,733
Roche Holding AG - Genusschein	3,367	680,744
Schindler Holding AG, Participating Certificates	2,071	299,582
UBS AG (a)	10,966	171,606

		1,946,454

TAIWAN - 2.1%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	57,150	343,471
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	11,000	188,760

		532,231

TURKEY - 2.5%
Turkiye Garanti Bankasi A/S ADR	59,548	309,650
Turkiye Is Bankasi GDR Reg S	86,800	300,571

		610,221

UNITED KINGDOM - 18.4%
AMEC Plc.	6,000	99,186
ASOS Plc. (a)	7,937	350,088
BG Group Plc.	17,000	283,558
BHP Billiton Plc.	10,000	352,736
Hargreaves Lansdown Plc.	27,000	301,981
Imperial Tobacco Group Plc.	8,000	310,174
Intertek Group Plc.	7,000	355,578
John Wood Group Plc.	23,650	282,726
Johnson Matthey Plc.	10,000	392,833
Kazakhmys Plc.	12,000	155,097
Mitchells & Butlers Plc. (a)	44,195	234,904
Pearson Plc.	11,000	214,408
Rightmove Plc.	14,088	331,206
Standard Chartered Plc.	10,434	270,031
Unilever Plc.	11,647	452,732
Weir Group Plc. (The)	6,000	185,540

		4,572,778

UNITED STATES - 3.1%
Coca-Cola Enterprises, Inc.	11,387	361,310
Mettler-Toledo International, Inc. (a)	1,352	261,342
Protalix BioTherapeutics, Inc. (a)	26,513	137,603

		760,255

Total Common Stocks (cost $22,705,707)		23,468,636

PREFERRED STOCKS - 0.9%
BRAZIL - 0.9%
Itau Unibanco Holding SA ADR (cost $220,957)	13,500	222,210

TOTAL INVESTMENTS - 95.5% (cost $22,926,664)		23,690,846
Other assets less liabilities - 4.5%		1,120,533

NET ASSETS - 100.0%		$24,811,379

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2012	Baillie Gifford International Choice Fund

(a) Non-income producing security.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012	Baillie Gifford International Choice Fund

ASSETS
Investments, at value (cost $22,926,664)	$23,690,846
Cash	1,095,467
Foreign cash, at value (cost $29,678)	28,458
Due from Manager	20,127
Dividends receivable	15,224
Tax reclaims receivable	773

Total Assets	24,850,895

LIABILITIES
Servicing fee payable	25,061
Accrued expenses	14,455

Total Liabilities	39,516

NET ASSETS	$24,811,379

COMPOSITION OF NET ASSETS
Paid-in capital	$24,065,032
Undistributed net investment income	6,965
Net realized loss on investments and foreign currency transactions	(23,530)
Net unrealized appreciation in value of investments and foreign currencies	762,912

$24,811,379

NET ASSET VALUE, PER SHARE

Class 1 ($24,811,379 / 2,403,571 shares outstanding), unlimited authorized, no par value	$10.32

Maximum Purchase Price Per Share (Note D)	$10.34

Minimum Redemption Price Per Share (Note D)	$10.30

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Period September 24, 2012* through December 31, 2012	Baillie Gifford International Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $4,399)	$63,138

Total Investment Income	63,138

EXPENSES
Management fee (Note B)	14,679
Shareholder Servicing fees - Class 1 Shares (Note B)	26,422
Legal	27,944
Fund Accounting	8,000
Custody	4,000
Transfer Agency	1,504
Professional fees	653
Trustees’ fees	531
Insurance	68
Miscellaneous	158

Total Expenses	83,959

Fees waived and expenses reimbursed by Manager (Note B)	(34,050)

Net Expenses	49,909

Net Investment Income	13,229

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(23,530)
Foreign currency transactions	23,768

238

Net change in unrealized appreciation (depreciation) on:
Investments	764,182
Translation of assets and liabilities in foreign currencies	(1,270)

762,912

Net realized and unrealized gain on investments and foreign currency transactions	763,150

NET INCREASE IN NET ASSETS FROM OPERATIONS	$776,379

* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS	Baillie Gifford International Choice Fund

For the Period September 24, 2012* through December 31, 2012

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$13,229
Net realized gain from investments and foreign currency transactions	238
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	762,912

Net increase in net assets from operations	776,379

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income:
Class 1	(30,032)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	23,986,930
Purchase premiums:
Class 1	48,070
Dividends reinvested:
Class 1	30,032

Increase in Net Assets from Transactions in Shares of Beneficial Interest	24,065,032

Total Increase in Net Assets	24,811,379

NET ASSETS
Beginning of period	—

End of period (including undistributed net investment income of $6,965)	$24,811,379

* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford International Choice Fund

Selected data for a Class 1 Share outstanding throughout the period:

	For the Period September 24, 2012(a) through December 31, 2012

Net asset value, beginning of period	$10.00

From Investment Operations
Net investment income(b)	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.30

Net increase in net asset value from investment operations	0.31

Dividends to Shareholders
Dividends from net investment income	(0.01)

Proceeds from Purchase Premiums(b)	0.02

Net asset value, end of period	$10.32

Total Return
Total investment return based on net asset value(c)	3.33%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,811
Ratio of net expenses to average net assets, after waiver and reimbursement	0.85	%*(d)
Ratio of net expenses to average net assets, before waiver and reimbursement	1.43	%*(d)
Ratio of net investment income to average net assets	0.23	%*
Portfolio turnover rate	2%

*	Annualized
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through April 30, 2013 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.85% for Class 1 shares.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2012 (unaudited)	Baillie Gifford EAFE Fund

	Value	% of Total Net Assets

Aerospace/Defense	$83,341,087	4.0%
Apparel	98,163,907	4.7
Auto Manufacturers	82,722,262	4.0
Banks	227,429,069	10.9
Beverages, Food & Tobacco	73,147,684	3.5
Biotechnology	31,674,393	1.5
Chemicals	68,857,250	3.3
Commercial Services	48,891,071	2.3
Construction & Building Materials	55,448,793	2.7
Cosmetics/Personal Care	63,641,838	3.0
Diversified Financial Services	63,226,936	3.0
Diversified Industrials	24,813,191	1.2
Electronic & Electrical Equipment	47,452,351	2.3
Energy - Alternate Sources	4,370,441	0.2
Engineering & Machinery	174,436,402	8.3
Food Producers & Processors	11,115,816	0.5
Healthcare - Products	59,767,346	2.9
Insurance	110,655,104	5.3
Internet	266,309,856	12.8
Investment Companies	786,444	0.0
Media & Photography	16,539,342	0.8
Mining & Metals	99,691,555	4.8
Oil & Gas	62,453,893	3.0
Pharmaceuticals	53,949,901	2.6
Retailers - General	130,134,898	6.2
Semiconductors	85,170,444	4.1
Telecommunication Services	22,325,503	1.1
Toys/Games/Hobbies	9,800,875	0.5

Total Value of Investments	2,076,317,652	99.5
Other assets less liabilities	11,454,578	0.5

Net Assets	$2,087,772,230	100.0%

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 2012	Baillie Gifford EAFE Fund

	Shares	Value

COMMON STOCKS - 97.3%
ARGENTINA - 0.6%
MercadoLibre, Inc.	150,300	$11,809,071

AUSTRALIA - 5.2%
Brambles Ltd.	3,659,630	29,018,373
Cochlear Ltd.	143,913	11,930,375
Fortescue Metals Group Ltd.	7,249,196	36,126,067
Woodside Petroleum Ltd.	850,175	30,296,130

		107,370,945

BRAZIL - 1.0%
BM&F Bovespa SA	2,510,000	17,162,393
OGX Petroleo e Gas Participacoes SA (a)	1,428,400	3,055,625

		20,218,018

CHILE - 0.5%
Sociedad Quimica y Minera de Chile SA ADR	189,500	10,922,780

CHINA - 11.8%
AIA Group Ltd.	10,859,200	43,071,228
Baidu, Inc. ADR (a)	851,500	85,396,935
CNOOC Ltd.	4,539,000	9,999,476
Hong Kong Exchanges and Clearing Ltd.	1,254,000	21,701,939
New Oriental Education & Technology Group ADR	482,000	9,365,260
Tencent Holdings Ltd.	2,033,000	66,675,706
Youku Tudou, Inc. ADR (a)	501,166	9,141,268

		245,351,812

DENMARK - 3.5%
Novo Nordisk A/S, B Shares	331,313	53,949,901
Novozymes A/S, B Shares	699,090	19,844,814

		73,794,715

FRANCE - 6.8%
Compagnie Generale d’Optique Essilor International SA	327,766	33,057,767
L’Oreal SA	400,158	55,679,288
PPR	281,004	52,775,856

		141,512,911

GERMANY - 3.7%
Adidas AG	224,315	20,020,046
Aixtron SE NA	854,909	10,195,017
Axel Springer AG	136,192	5,830,395
HeidelbergCement AG	247,975	15,174,103
SMA Solar Technology AG	172,524	4,370,441
Volkswagen AG	101,016	21,914,254

		77,504,256

INDIA - 0.6%
Housing Development Finance Corp.	744,200	11,369,000

IRELAND - 0.6%
James Hardie Industries SE CDI	1,292,501	12,513,848

ITALY - 3.2%
Fiat SpA (a)	6,880,309	34,659,148
UniCredit SpA (a)	6,476,783	31,894,805

		66,553,953

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012	Baillie Gifford EAFE Fund

	Shares	Value

JAPAN - 7.2%
Gree, Inc.	1,490,900	$23,138,050
Kyocera Corp.	141,000	12,783,808
Rakuten, Inc.	5,260,700	41,025,324
Sanrio Co., Ltd.	307,200	9,800,875
SMC Corp.	195,000	35,422,624
Softbank Corp.	609,300	22,325,503
Yamada Denki Co., Ltd.	148,670	5,746,244

		150,242,428

LUXEMBOURG - 0.4%
Oriflame Cosmetics SA SDR	248,959	7,962,550
Reinet Investments SCA (a)	43,081	786,444

		8,748,994

NORWAY - 0.5%
Schibsted ASA	250,414	10,708,947

PERU - 0.8%
Credicorp Ltd.	112,887	16,544,719

PORTUGAL - 1.0%
Jeronimo Martins SGPS SA	1,027,937	19,876,707

RUSSIA - 0.5%
Mail.ru Group Ltd. GDR Reg S	306,205	10,695,191

SINGAPORE - 0.6%
Singapore Exchange Ltd.	2,236,000	12,993,604

SOUTH AFRICA - 0.3%
Impala Platinum Holdings Ltd.	356,300	7,125,690

SOUTH KOREA - 3.1%
Celltrion, Inc.	484,426	11,829,579
NHN Corp.	86,753	18,428,312
Samsung Electronics Co., Ltd.	24,129	34,668,543

		64,926,434

SPAIN - 6.3%
Banco Santander SA	5,278,710	42,900,374
Distribuidora Internacional de Alimentacion SA	1,635,685	10,450,693
Inditex SA	556,156	78,143,861

		131,494,928

SWEDEN - 9.3%
Alfa Laval AB	1,186,678	24,813,191
Atlas Copco AB, A Shares	2,997,444	83,119,970
Elekta AB, B Shares	947,844	14,779,204
Sandvik AB	1,909,943	30,696,151
Svenska Handelsbanken AB, A Shares	1,153,243	41,461,266

		194,869,782

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012	Baillie Gifford EAFE Fund

	Shares	Value

SWITZERLAND - 8.7%
ABB Ltd. (a)	1,215,075	$25,197,657
Compagnie Financiere Richemont SA, Br A	785,669	61,671,527
Geberit AG (a)	125,232	27,760,842
Swatch Group AG (The)	19,604	9,941,271
Syngenta AG	143,407	57,934,470

		182,505,767

TAIWAN - 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	876,406	15,039,127

TURKEY - 1.4%
BIM Birlesik Magazalar A/S	226,693	11,115,816
Turkiye Garanti Bankasi A/S	3,615,759	18,872,201

		29,988,017

UNITED KINGDOM - 19.0%
Aggreko Plc.	368,182	10,507,438
ARM Holdings Plc.	4,746,000	59,936,300
BG Group Plc.	1,145,251	19,102,662
BHP Billiton Plc.	1,600,055	56,439,798
British American Tobacco Plc.	842,335	42,820,284
Meggitt Plc.	4,748,189	29,732,122
Prudential Plc.	4,736,938	67,583,876
Rolls-Royce Holdings Plc. (a)	3,737,520	53,608,965
Standard Chartered Plc.	2,193,638	56,771,069

		396,502,514

Total Common Stocks
(cost $1,597,283,901)		2,031,184,158

PREFERRED STOCKS - 2.2%
BRAZIL - 0.9%
Itau Unibanco Holding SA ADR	1,153,380	18,984,635

GERMANY - 1.3%
Porsche Automobil Holding SE	317,667	26,148,859

Total Preferred Stocks
(cost $42,200,337)		45,133,494

TOTAL INVESTMENTS - 99.5%
(cost $1,639,484,238)		2,076,317,652
Other assets less liabilities - 0.5%		11,454,578

NET ASSETS - 100.0%		$2,087,772,230

(a) Non-income producing security.
ADR - American Depositary Receipt.
CDI - Chess Depositary Interest.
GDR - Global Depositary Receipt.
SDR - Swedish Depository Receipt.

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2012	Baillie Gifford EAFE Fund

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012	Baillie Gifford EAFE Fund

ASSETS
Investments, at value (cost $1,639,484,238)	$2,076,317,652
Cash	14,108,862
Foreign cash, at value (cost $2,290,405)	2,293,176
Receivable for investments sold	461,430
Tax reclaims receivable	1,746,480
Dividends receivable	373,851
Other assets	7,139

Total Assets	2,095,308,590

LIABILITIES
Payable for investments purchased	2,976,136
Distributions payable	1,699,342
Management fee payable	1,252,365
Servicing fee payable	1,068,660
Accrued expenses	539,857

Total Liabilities	7,536,360

NET ASSETS	$2,087,772,230

COMPOSITION OF NET ASSETS
Paid-in capital	$1,737,869,435
Distributions in excess of net investment income	(18,074,322)
Accumulated net realized loss on investments and foreign currency transactions (net of Indian capital gains tax)	(68,863,260)
Net unrealized appreciation in value of investments and foreign currencies	436,840,377

$2,087,772,230

NET ASSET VALUE, PER SHARE

Class 1 ($44,007,779 / 4,442,107 shares outstanding), unlimited authorized, no par value	$9.91

Maximum Purchase Price Per Share (Note D)	$9.93

Minimum Redemption Price Per Share (Note D)	$9.90

Class 2 ($936,351,777 / 94,799,046 shares outstanding), unlimited authorized, no par value	$9.88

Maximum Purchase Price Per Share (Note D)	$9.90

Minimum Redemption Price Per Share (Note D)	$9.87

Class 3 ($490,822,158 / 49,600,450 shares outstanding), unlimited authorized, no par value	$9.90

Maximum Purchase Price Per Share (Note D)	$9.92

Minimum Redemption Price Per Share (Note D)	$9.89

Class 5 ($616,590,516 / 62,165,186 shares outstanding), unlimited authorized, no par value	$9.92

Maximum Purchase Price Per Share (Note D)	$9.94

Minimum Redemption Price Per Share (Note D)	$9.91

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012	Baillie Gifford EAFE Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,101,950)	$33,653,241
Interest	15,195

Total Investment Income	33,668,436

EXPENSES
Management fee (Note B)	4,689,805
Shareholder Servicing fees - Class 1 Shares (Note B)	178,666
Shareholder Servicing fees - Class 2 Shares (Note B)	2,235,286
Shareholder Servicing fees - Class 3 Shares (Note B)	910,321
Shareholder Servicing fees - Class 4 Shares (Note B)	476,191
Shareholder Servicing fees - Class 5 Shares (Note B)	313,866
Fund Accounting	884,789
Custody	339,296
Legal	211,865
Professional fees	103,234
Trustees’ fees	45,490
Transfer Agency	33,226
Insurance	20,271
Miscellaneous	5,349

Total Expenses	10,447,655

Net Investment Income	23,220,781

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of Indian capital gains tax $35,858)	(36,783,688)
Foreign currency transactions	404,959

(36,378,729)

Net change in unrealized appreciation (depreciation) on:
Investments	336,627,932
Translation of assets and liabilities in foreign currencies	(3,199)

336,624,733

Net realized and unrealized gain on investments and foreign currency transactions	300,246,004

NET INCREASE IN NET ASSETS FROM OPERATIONS	$323,466,785

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford EAFE Fund

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$23,220,781	$23,139,319
Net realized gain (loss) from investments and foreign currency transactions	(36,378,729)	5,850,300
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	336,624,733	(257,585,425)

Net increase (decrease) in net assets from operations	323,466,785	(228,595,806)

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income:
Class 1	(346,140)	(346,240)
Class 2	(9,050,478)	(13,101,782)
Class 3	(5,075,670)	(10,003,634)
Class 4	—	(9,427,671)
Class 5	(6,828,751)	—

Total Dividends	(21,301,039)	(32,879,327)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	20,956,314	—
Class 2	161,201,621	80,411,056
Class 3	7,485,000	455,761,252
Class 4	49,900,000	49,900,000
Class 5	532,921,389	—
Purchase premiums:
Class 1	3,667	9,732
Class 2	75,854	340,633
Class 3	40,423	198,341
Class 4	35,418	210,125
Class 5	15,109	—
Redemption fees:
Class 1	1,742	721
Class 2	36,183	25,164
Class 3	19,378	14,429
Class 4	4,000	15,257
Class 5	20,052	—
Dividends reinvested:
Class 1	346,140	346,240
Class 2	8,327,874	11,867,864
Class 3	4,098,931	8,388,124
Class 4	—	9,427,671
Class 5	6,828,751	—
Cost of shares redeemed:
Class 1	(2,503,756)	—
Class 2	(42,719,584)	(234,455,958)
Class 3	(102,190,959)	(10,015,023)
Class 4	(532,921,389)	—

Increase in Net Assets from Transactions in Shares of Beneficial Interest	111,982,158	372,445,628

Total Increase in Net Assets	414,147,904	110,970,495

NET ASSETS
Beginning of year	1,673,624,326	1,562,653,831

End of year (including distributions in excess of net investment income of $18,074,322 and $20,363,165, respectively)	$2,087,772,230	$1,673,624,326

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Fund

Selected data for a Class 1 Share outstanding throughout each period:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011		For the Year Ended December 31, 2010	For the Period January 2, 2009(a) through December 31, 2009

Net asset value, beginning of period	$8.43		$9.73		$8.47	$6.01

From Investment Operations
Net investment income(b)	0.10		0.11		0.14	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.46		(1.26)		1.23	2.36

Net increase (decrease) in net asset value from investment operations	1.56		(1.15)		1.37	2.48

Dividends to Shareholders
Dividends from net investment income	(0.08)		(0.15)		(0.12)	(0.03)

Proceeds from Purchase Premiums and Redemption Fees(b)	(0.00	)(c)	(0.00	)(c)	0.01	0.01

Net asset value, end of period	$9.91		$8.43		$9.73	$8.47

Total Return
Total investment return based on net asset value(d)	18.50%		(11.82)%		16.36%	41.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,008		$19,880		$22,567	$41,798
Ratio of net expenses to average net assets	0.79%		0.78%		0.79%	0.84	%* (e)
Ratio of net investment income to average net assets	1.10%		1.16%		1.52%	1.61	*
Portfolio turnover rate	18%		11%		13%	9%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.98% for Class 1 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford EAFE Fund

Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period March 6, 2008(a) through December 31, 2008

Net asset value, beginning of period	$8.40		$9.70		$8.44	$5.85	$10.00

From Investment Operations
Net investment income(b)	0.11		0.13		0.10	0.07	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.47		(1.27)		1.29	2.60	(4.20)

Net increase (decrease) in net asset value from investment operations	1.58		(1.14)		1.39	2.67	(4.10)

Dividends to Shareholders
Dividends from net investment income	(0.10)		(0.16)		(0.14)	(0.09)	(0.07)

Proceeds from Purchase Premiums and Redemption Fees(b)	(0.00	)(c)	(0.00	)(c)	0.01	0.01	0.02

Net asset value, end of period	$9.88		$8.40		$9.70	$8.44	$5.85

Total Return
Total investment return based on net asset value(d)	18.78%		(11.70)%		16.60%	45.75%	(40.79)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$936,352		$682,295		$923,723	$499,797	$86,508
Ratio of net expenses to average net assets	0.61%		0.60%		0.62%	0.65 (e)	0.75	%*(e)
Ratio of net investment income to average net assets	1.20%		1.33%		1.14%	0.95%	1.75	%*
Portfolio turnover rate	18%		11%		13%	9%	16%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.80% for Class 2 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford EAFE Fund

Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011		For the Period April 19, 2010(c) through December 31, 2010	For the Period January 1, 2009 through January 5, 2009(b)		For the Period April 28. 2008(a) through December 31, 2008

Net asset value, beginning of period	$8.42		$9.72		$8.87	$5.86		$10.67

From Investment Operations
Net investment income (loss)(d)	0.12		0.13		0.08	(0.00	)(e)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.46		(1.26)		0.91	0.17		(4.85)

Net increase (decrease) in net asset value from investment operations	1.58		(1.13)		0.99	0.17		(4.76)

Dividends to Shareholders
Dividends from net investment income	(0.10)		(0.17)		(0.15)	—		(0.08)

Proceeds from Purchase Premiums and Redemption Fees(d)	(0.00	)(e)	(0.00	)(e)	0.01	—		0.03

Net asset value, end of period	$9.90		$8.42		$9.72	$6.03	(b)	$5.86

Total Return
Total investment return based on net asset value(f)	18.82%		(11.61)%		11.25%	2.90%		(44.37)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$490,822		$502,187		$139,344	$—	(b)	$224,557
Ratio of net expenses to average net assets	0.54%		0.54%		0.56%*	0.57	%*	0.67%*
Ratio of net investment income (loss) to average net assets	1.26%		1.35%		1.26%*	(0.21	)%*	1.85%*
Portfolio turnover rate	18%		11%		13%	9%		16%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Class had no shareholders from January 6, 2009 to April 18, 2010. All shares of this class were redeemed at $6.03 on January 5, 2009. New shares were issued at $8.87 on April 19, 2010.
(c)	Recommencement of investment operations.
(d)	Calculated based upon average shares outstanding during the period.
(e)	Rounds to less than $0.005 per share.
(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (concluded)	Baillie Gifford EAFE Fund

Selected data for a Class 5 Share outstanding throughout the period:

	For the Period July 18, 2012(a) through December 31, 2012

Net asset value, beginning of period	$8.67

From Investment Operations
Net investment income(b)	0.03
Net realized and unrealized gain on investments and foreign currency transactions	1.33

Net increase in net asset value from investment operations	1.36

Dividends to Shareholders
Dividends from net investment income	(0.11)

Proceeds from Purchase Premiums and Redemption Fees(b)	(0.00	)(c)

Net asset value, end of period	$9.92

Total Return
Total investment return based on net asset value(d)	15.72%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$616,590
Ratio of net expenses to average net assets	0.46	%*
Ratio of net investment income to average net assets	0.70	%*
Portfolio turnover rate	18%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2012 (unaudited)	Baillie Gifford EAFE Choice Fund

	Value	% of Total Net Assets

Apparel	$4,162,229	2.3%
Auto Manufacturers	7,408,544	4.0
Banks	14,943,118	8.1
Beverages, Food & Tobacco	15,613,059	8.5
Biotechnology	3,360,050	1.8
Chemicals	3,320,579	1.8
Commercial Services	5,145,219	2.8
Construction & Building Materials	1,975,792	1.1
Cosmetics/Personal Care	2,326,939	1.3
Distribution/Wholesale	2,504,627	1.4
Diversified Financial Services	4,155,425	2.3
Diversified Industrials	1,439,158	0.8
Electronic & Electrical Equipment	8,098,924	4.4
Engineering & Machinery	16,899,422	9.2
Entertainment	3,363,996	1.8
Food Producers & Processors	7,509,348	4.1
Healthcare - Products	9,286,168	5.1
Holding Companies - Diversified	5,768,717	3.1
Insurance	3,997,383	2.2
Internet	8,917,851	4.9
Investment Companies	6,044,420	3.3
Media & Photography	1,590,518	0.9
Mining & Metals	4,865,615	2.6
Motorcycles	872,925	0.5
Oil & Gas	11,510,659	6.3
Pharmaceuticals	9,938,269	5.4
Real Estate Investment Trusts	14,614	0.0
Retailers - General	7,196,952	3.9
Semiconductors	4,479,435	2.4
Toys/Games/Hobbies	1,698,048	0.9
Travel & Leisure	2,542,114	1.4

Total Value of Investments	180,950,117	98.6
Other assets less liabilities	2,645,173	1.4

Net Assets	$183,595,290	100.0%

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 2012	Baillie Gifford EAFE Choice Fund

	Shares	Value

COMMON STOCKS – 97.7%
AUSTRALIA - 7.9%
Aristocrat Leisure Ltd.	616,558	$2,038,685
Brambles Ltd.	258,106	2,046,605
Cochlear Ltd.	53,410	4,427,684
Mesoblast Ltd. (a)	135,884	759,732
Seek Ltd.	261,347	1,931,330
Shopping Centres Australasia Property Group (a)	9,382	14,614
Treasury Wine Estates Ltd.	371,007	1,826,080
Woolworths Ltd.	46,911	1,439,157

		14,483,887

BELGIUM - 0.6%
Colruyt SA	22,217	1,099,707

CHINA - 5.9%
BOC Hong Kong Holdings Ltd.	498,500	1,568,173
Cafe de Coral Holdings Ltd.	668,000	1,904,965
Jardine Strategic Holdings Ltd.	80,400	2,876,584
Li & Fung Ltd.	1,388,000	2,504,627
Mindray Medical International Ltd. ADR	59,700	1,952,190

		10,806,539

DENMARK - 4.8%
Carlsberg A/S, B Shares	46,494	4,580,423
Novo Nordisk A/S, B Shares	16,223	2,641,699
Novozymes A/S, B Shares	53,070	1,506,479

		8,728,601

FINLAND - 1.9%
Kone Oyj, B Shares	47,522	3,514,733

FRANCE - 3.3%
BioMerieux	16,252	1,549,395
Legrand SA	45,867	1,946,426
Total SA	50,687	2,637,406

		6,133,227

GERMANY - 1.8%
Adidas AG	21,758	1,941,895
Celesio AG	74,159	1,284,510

		3,226,405

INDIA - 0.9%
Mahindra & Mahindra Ltd. GDR	96,122	1,634,458

ITALY - 3.1%
EXOR SpA	114,758	2,892,133
Fiat Industrial SpA	247,509	2,711,618

		5,603,751

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012	Baillie Gifford EAFE Choice Fund

	Shares	Value

JAPAN - 14.1%
Asahi Group Holdings Ltd.	100,900	$2,148,437
Fast Retailing Co., Ltd.	8,700	2,220,335
Inpex Corp.	279	1,492,193
Kao Corp.	89,300	2,326,939
MS&AD Insurance Group Holdings, Inc.	200,300	3,997,383
Namco Bandai Holdings, Inc.	131,000	1,698,048
Olympus Corp. (a)	89,200	1,730,544
Rakuten, Inc.	152,500	1,189,264
Sankyo Co., Ltd.	33,400	1,325,311
Shimano, Inc.	39,700	2,542,114
SMC Corp.	9,500	1,725,718
THK Co., Ltd.	150,100	2,699,653
Yamaha Motor Co., Ltd.	78,800	872,925

		25,968,864

NETHERLANDS - 0.7%
QIAGEN NV (a)	74,714	1,356,899

SINGAPORE - 1.5%
United Overseas Bank Ltd.	165,163	2,709,341

SOUTH AFRICA - 1.1%
Clicks Group Ltd. (a)	272,045	2,096,325

SOUTH KOREA - 1.3%
Samsung Electronics Co., Ltd. GDR Reg S (a)	3,300	2,368,755

SPAIN - 2.2%
Corporacion Financiera Alba SA	33,976	1,600,805
Distribuidora Internacional de Alimentacion SA	386,620	2,470,186

		4,070,991

SWEDEN - 9.1%
Atlas Copco AB, B Shares	198,803	4,879,918
Investment AB Kinnevik, B Shares	82,492	1,725,520
Investor AB, B Shares	103,467	2,718,095
Scania AB, B Shares	147,295	3,062,468
Svenska Handelsbanken AB, A Shares	122,255	4,395,298

		16,781,299

SWITZERLAND - 9.2%
Geberit AG (a)	8,913	1,975,792
Nestle SA	70,470	4,597,708
Roche Holding AG - Genusschein	29,736	6,012,060
Schindler Holding AG, Participating Certificates	15,802	2,285,851
UBS AG (a)	126,172	1,974,451

		16,845,862

TAIWAN - 2.3%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	361,967	2,175,422
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	123,000	2,110,680

		4,286,102

TURKEY - 1.4%
Turkiye Garanti Bankasi A/S	493,407	2,575,303

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2012	Baillie Gifford EAFE Choice Fund

	Shares	Value

UNITED KINGDOM - 21.6%
AMEC Plc.	67,321	$1,112,887
ASOS Plc. (a)	74,239	3,274,565
BG Group Plc.	149,033	2,485,854
BHP Billiton Plc.	98,000	3,456,819
Hargreaves Lansdown Plc.	195,000	2,180,974
Imperial Tobacco Group Plc.	62,200	2,411,603
Intertek Group Plc.	61,000	3,098,614
John Wood Group Plc.	258,432	3,089,449
Johnson Matthey Plc.	84,529	3,320,579
Kazakhmys Plc.	109,000	1,408,797
Mitchells & Butlers Plc. (a)	394,334	2,095,955
Pearson Plc.	81,600	1,590,518
Rightmove Plc.	107,304	2,522,692
Standard Chartered Plc.	111,356	2,881,879
Unilever Plc.	74,905	2,911,640
Weir Group Plc. (The)	58,000	1,793,549

		39,636,374

UNITED STATES - 3.0%
Coca-Cola Enterprises, Inc.	68,589	2,176,329
Mettler-Toledo International, Inc. (a)	11,622	2,246,532
Protalix BioTherapeutics, Inc. (a)	210,759	1,093,839

		5,516,700

Total Common Stocks (cost $158,320,489)		179,444,123

PREFERRED STOCKS - 0.8%
BRAZIL - 0.8%
Itau Unibanco Holding SA ADR	49,400	813,124
Petroleo Brasileiro SA ADR	35,900	692,870

Total Preferred Stocks (cost $2,275,120)		1,505,994

TOTAL INVESTMENTS - 98.5% (cost $160,595,609)		180,950,117
Other assets less liabilities - 1.5%		2,645,173

NET ASSETS - 100.0%		$183,595,290

(a) Non-income producing security.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012	Baillie Gifford EAFE Choice Fund

ASSETS
Investments, at value (cost $160,595,609)	$180,950,117
Cash	2,495,044
Foreign cash, at value (cost $14,647)	14,648
Tax reclaims receivable	318,907
Dividends receivable	109,798
Other assets	779

Total Assets	183,889,293

LIABILITIES
Servicing fee payable	115,778
Management fee payable	111,450
Accrued expenses	66,775

Total Liabilities	294,003

NET ASSETS	$183,595,290

COMPOSITION OF NET ASSETS
Paid-in capital	$179,189,392
Distributions in excess of net investment income	(1,278,811)
Accumulated net realized loss on investments and foreign currency transactions	(14,674,122)
Net unrealized appreciation in value of investments and foreign currencies	20,358,831

$183,595,290

NET ASSET VALUE, PER SHARE

Class 2 ($156,037,865 / 13,945,159 shares outstanding), unlimited authorized, no par value	$11.19

Maximum Purchase Price Per Share (Note D)	$11.21

Minimum Redemption Price Per Share (Note D)	$11.17

Class 3 ($27,557,425 / 2,455,456 shares outstanding), unlimited authorized, no par value	$11.22

Maximum Purchase Price Per Share (Note D)	$11.24

Minimum Redemption Price Per Share (Note D)	$11.20

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012	Baillie Gifford EAFE Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $357,089)	$5,009,994
Interest	119

Total Investment Income	5,010,113

EXPENSES
Management fee (Note B)	433,422
Shareholder Servicing fees - Class 2 Shares (Note B)	370,632
Shareholder Servicing fees - Class 3 Shares (Note B)	60,997
Shareholder Servicing fees - Class 4 Shares (Note B)	4,258
Fund Accounting	119,225
Custody	34,308
Legal	19,867
Transfer Agency	13,575
Professional fees	6,630
Trustees’ fees	4,093
Insurance	1,996
Miscellaneous	814

Total Expenses	1,069,817

Net Investment Income	3,940,296

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(10,707,766)
Foreign currency transactions	(52,770)

(10,760,536)

Net change in unrealized appreciation (depreciation) on:
Investments	40,705,660
Translation of assets and liabilities in foreign currencies	5,700

40,711,360

Net realized and unrealized gain on investments and foreign currency transactions	29,950,824

NET INCREASE IN NET ASSETS FROM OPERATIONS	$33,891,120

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford EAFE Choice Fund

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,940,296	$3,052,743
Net realized loss from investments and foreign currency transactions	(10,760,536)	(1,111,604)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	40,711,360	(30,569,717)

Net increase (decrease) in net assets from operations	33,891,120	(28,628,578)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class 2	(4,309,208)	(2,470,163)
Class 3	(777,295)	—
Class 4	—	(857,019)
Capital gains:
Class 2	—	(1,996,170)
Class 4	—	(660,614)

Total Dividends and Distributions	(5,086,503)	(5,983,966)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	16,067,800	94,603,761
Class 3	42,471,000	12,974,210
Class 4	—	85,142,331
Purchase premiums:
Class 2	26,992	112,132
Class 3	7,208	15,513
Class 4	—	48,523
Redemption fees:
Class 2	26,712	46,700
Class 3	5,436	2,949
Class 4	—	14,196
Dividends and distributions reinvested:
Class 2	4,309,208	4,466,333
Class 3	777,295	—
Class 4	—	1,517,633
Cost of shares redeemed:
Class 2	(1,902,854)	(3,204,807)
Class 3	(19,529,294)	(70,172,331)
Class 4	(41,473,001)	(39,359,248)

Increase in Net Assets from Transactions in Shares of Beneficial Interest	786,502	86,207,895

Total Increase in Net Assets	29,591,119	51,595,351

NET ASSETS
Beginning of year	154,004,171	102,408,820

End of year (including distributions in excess of net investment income of $1,278,811 and $456,421, respectively)	$183,595,290	$154,004,171

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Choice Fund

Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010(b)	For the Period December 17, 2009(a) through December 31, 2009

Net asset value, beginning of period	$9.45		$11.24	$10.15	$10.00

From Investment Operations
Net investment income(c)	0.23		0.21	0.13	0.00	(d)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.83		(1.64)	1.37	0.15

Net increase (decrease) in net asset value from investment operations	2.06		(1.43)	1.50	0.15

Change in NAV During Period of Inactivity(b)	—		—	(0.28)	—

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.32)		(0.21)	(0.14)	0.00	(d)
Distributions from net realized gain on investments	—		(0.17)	—	—

Total Dividends and Distributions	(0.32)		(0.38)	(0.14)	0.00	(d)

Proceeds from Purchase Premiums and Redemption Fees(c)	(0.00	)(d)	0.02	0.01	—

Net asset value, end of period	$11.19		$9.45	$11.24	$10.15

Total Return
Total investment return based on net asset value(e)	21.81%		(12.54)%	15.22%	1.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$156,038		$115,242	$46,487	$30,454
Ratio of net expenses to average net assets	0.64%		0.65%	0.71%*	0.82	%*
Ratio of net investment income to average net assets	2.23%		1.97%	1.53%*	0.41	%*
Portfolio turnover rate	21%		46%	20%	0%

*	Annualized.
(a)	Commencement of investment operations.
(b)

For the periods January 1, 2010 to January 15, 2010 and March 25, 2010 to December 31, 2010. Class had no shareholders from January 16, 2010 to March 24, 2010. All shares of this class were redeemed at $10.48 on January 15, 2010. New shares were issued at $10.20 on March 25, 2010.

(c)	Calculated based upon average shares outstanding during the period.
(d)	Amount is less than $0.005.
(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (concluded)	Baillie Gifford EAFE Choice Fund

Selected data for a Class 3 Share outstanding throughout each period:

	For the Period January 23, 2012(c) through December 31, 2012		For the Period January 1, 2011 through April 18, 2011(b)		For the Period January 15, 2010(a) through December 31, 2010

Net asset value, beginning of period	$10.15		$11.42		$10.48

From Investment Operations
Net investment income(d)	0.28		0.09		0.16
Net realized and unrealized gain on investments and foreign currency transactions	1.12		0.15		0.92

Net increase in net asset value from investment operations	1.40		0.24		1.08

Dividends to Shareholders
Dividends from net investment income	(0.33)		—		(0.15)

Proceeds from Purchase Premiums and Redemption Fees(d)	(0.00	)(e)	(0.00	)(e)	0.01

Net asset value, end of period	$11.22		$11.66		$11.42

Total Return
Total investment return based on net asset value(f)	13.79%		2.10	%**	10.40	%**

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,557		—	(b)	$55,922
Ratio of net expenses to average net assets	0.57	%*	0.57	%*	0.63	%*
Ratio of net investment income to average net assets	2.86	%*	2.50	%*	1.66	%*
Portfolio turnover rate	21%		46%		20%

*	Annualized.
**	Not annualized.
(a)	Commencement of investment operations.
(b)	Class had no shareholders from April 19, 2011 to January 22, 2012. All shares of this class were redeemed at $11.66 on April 18, 2011. New shares were issued at $10.15 on January 23, 2012.
(c)	Recommencement of investment operations.
(d)	Calculated based upon average shares outstanding during the period.
(e)	Amount is less than $0.005.
(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2012 (unaudited)	Baillie Gifford Emerging Markets Fund

	Value	% of Total Net Assets

Aerospace/Defense	$6,359,640	1.3%
Auto Manufacturers	23,225,637	4.7
Banks	66,450,107	13.6
Beverages, Food & Tobacco	2,676,341	0.6
Biotechnology	2,011,629	0.4
Computers	9,780,587	2.0
Construction & Building Materials	8,247,556	1.7
Cosmetics/Personal Care	2,732,858	0.6
Diversified Financial Services	12,410,952	2.5
Diversified Industrials	5,408,118	1.1
Electronic & Electrical Equipment	54,357,525	11.1
Food Producers & Processors	12,799,417	2.6
Healthcare - Products	4,630,326	0.9
Insurance	22,077,510	4.5
Internet	25,145,733	5.1
Investment Companies	5,487,689	1.1
Machinery - Diversified	3,306,037	0.7
Media & Photography	6,262,661	1.3
Oil & Gas	85,341,670	17.4
Real Estate	6,954,195	1.4
Retailers - General	31,986,376	6.5
Semiconductors	15,571,130	3.2
Software	14,875,733	3.0
Telecommunication Services	33,954,530	6.9
Transportation	9,258,215	1.9
Utilities	2,514,891	0.5

Total Value of Investments	473,827,063	96.6
Other assets less liabilities	16,418,977	3.4

Net Assets	$490,246,040	100.0%

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 2012	Baillie Gifford Emerging Markets Fund

	Shares	Value

COMMON STOCKS – 91.7%
ARGENTINA - 1.2%
Arcos Dorados Holdings, Inc., Class A	213,391	$2,552,156
MercadoLibre, Inc.	41,200	3,237,084

		5,789,240

AUSTRALIA - 1.3%
African Petroleum Corp., Ltd. (a)	5,211,000	6,223,091

BRAZIL – 3.0%
Embraer SA ADR	223,067	6,359,640
JBS SA (a)	1,980,000	5,802,198
Tractebel Energia SA	154,400	2,514,891

		14,676,729

CANADA - 0.6%
Niko Resources Ltd.	276,759	2,963,188

CHINA - 17.5%
Beijing Enterprises Holdings Ltd.	425,000	2,787,693
China Mobile Ltd.	1,931,500	22,729,316
China Petroleum & Chemical Corp., Class H	4,188,000	4,821,537
China Railway Construction Corp. Ltd., Class H	448,000	518,264
China Resources Enterprise Ltd.	1,368,000	5,006,545
China Taiping Insurance Holdings Co., Ltd. (a)	1,484,000	3,041,880
CNOOC Ltd.	3,330,000	7,336,034
CSR Corp., Ltd., Class H	3,713,000	3,306,037
Hang Lung Properties Ltd.	1,728,000	6,954,195
Hengan International Group Co., Ltd.	507,000	4,630,326
Kunlun Energy Co., Ltd.	2,950,000	6,237,307
Lenovo Group Ltd.	5,312,000	4,897,983
Tencent Holdings Ltd.	194,000	6,362,561
Want Want China Holdings Ltd.	4,993,000	6,997,220

		85,626,898

COLOMBIA - 0.4%
Ecopetrol SA ADR	37,163	2,217,516

EGYPT - 0.9%
Commercial International Bank Egypt SAE	249,338	1,355,285
Egyptian Financial Group - Hermes Holding SAE (a)	1,654,626	2,864,376

		4,219,661

GUERNSEY - 0.1%
Chariot Oil & Gas Ltd. (a)	844,099	381,942

INDIA - 10.3%
ACC Ltd.	135,687	3,579,094
Axis Bank Ltd.	256,258	6,438,728
HCL Technologies Ltd.	658,476	7,480,258
Housing Development Finance Corp.	399,600	6,104,612
IDFC, Ltd.	1,730,202	5,487,689
Mahindra & Mahindra Ltd.	637,324	10,944,973
Satyam Computer Services Ltd. (a)	1,109,956	2,182,697
Tech Mahindra Ltd.	306,318	5,212,778
Titan Industries Ltd.	598,406	3,136,561

		50,567,390

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012	Baillie Gifford Emerging Markets Fund

	Shares	Value

INDONESIA - 2.6%
Bank Mandiri Persero Tbk PT	3,238,500	$2,735,606
Bank Negara Indonesia Persero Tbk PT	8,287,000	3,193,904
Perusahaan Gas Negara Persero Tbk PT	5,957,500	2,852,707
Semen Gresik Persero Tbk PT	2,512,500	4,150,198

		12,932,415

MALAYSIA - 2.6%
CIMB Group Holdings Bhd	2,341,300	5,860,559
Public Bank Bhd	303,100	1,617,253
Public Bank Bhd - Foreign Market	998,600	5,322,819

		12,800,631

MEXICO - 3.9%
America Movil SAB de CV, Series L ADR	485,100	11,225,214
Wal-Mart de Mexico SAB de CV, Series V	2,453,360	8,005,595

		19,230,809

PANAMA - 0.8%
Copa Holdings SA, Class A	41,866	4,163,574

RUSSIA - 4.4%
NovaTek OAO GDR Reg S	55,277	6,753,061
Sberbank of Russia ADR	963,237	12,076,188
X5 Retail Group NV GDR Reg S (a)	147,850	2,676,341

		21,505,590

SOUTH AFRICA - 2.9%
Africa Oil Corp. (a)	733,500	5,154,484
Massmart Holdings Ltd.	115,227	2,612,500
Naspers Ltd., N Shares	96,959	6,262,661

		14,029,645

SOUTH KOREA - 17.7%
Celltrion, Inc.	82,377	2,011,629
Cheil Industries, Inc.	61,180	5,408,118
Daum Communications Corp.	52,802	4,498,276
E-Mart Co., Ltd.	26,664	5,927,588
Fila Korea Ltd.	19,665	1,178,943
Hankook Tire Co. Ltd. (a)	46,302	2,032,734
Hyundai Glovis Co., Ltd.	24,477	5,094,641
Hyundai Marine & Fire Insurance Co., Ltd.	130,760	4,081,730
Hyundai Mobis	17,196	4,665,430
Hyundai Wia Corp.	14,979	2,439,856
LG Household & Health Care Ltd.	4,461	2,732,858
Mando Corp.	25,966	3,142,644
NCSoft Corp.	19,340	2,736,771
NHN Corp.	39,125	8,311,041
Samsung Electronics Co., Ltd.	18,041	25,921,306
Samsung Fire & Marine Insurance Co., Ltd.	31,497	6,398,540

		86,582,105

TAIWAN - 10.1%
China Life Insurance Co., Ltd.	9,414,064	8,555,360
Delta Electronics, Inc.	1,559,000	5,745,586
Far Eastern Department Stores Co., Ltd.	3,413,502	3,566,488
Hon Hai Precision Industry Co., Ltd.	3,602,839	11,151,938
HTC Corp.	283,000	2,956,045
Quanta Computer, Inc.	814,000	1,926,559
Taiwan Semiconductor Manufacturing Co., Ltd.	4,655,310	15,571,130

		49,473,106

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2012	Baillie Gifford Emerging Markets Fund

	Shares	Value

THAILAND - 1.9%
Kasikornbank PCL NVDR	870,800	$5,541,346
Siam Commercial Bank PCL NVDR	637,000	3,801,372

		9,342,718

TURKEY - 1.9%
Turkiye Garanti Bankasi A/S	1,305,393	6,813,407
Turkiye Is Bankasi, Class C	716,644	2,499,452

		9,312,859

TURKMENISTAN - 3.6%
Dragon Oil Plc.	1,987,251	17,916,540

UNITED KINGDOM - 4.0%
Gulf Keystone Petroleum Ltd. (a)	2,972,878	8,736,236
Tullow Oil Plc.	525,738	10,960,333

		19,696,569

Total Common Stocks (cost $378,522,571)		449,652,216

PREFERRED STOCKS - 4.9%
BRAZIL – 3.1%
Banco Bradesco SA	389,529	6,690,957
Companhia Energetica de Minas Gerais	248,652	2,744,584
Itau Unibanco Holding SA	153,500	2,503,231
Itausa - Investimentos Itau SA	727,288	3,441,964

		15,380,736

SOUTH KOREA - 1.8%
Samsung Electronics Co., Ltd.	10,944	8,794,111

Total Preferred Stocks (cost $16,413,147)		24,174,847

TOTAL INVESTMENTS - 96.6% (cost $394,935,718)		473,827,063
Other assets less liabilities - 3.4%		16,418,977

NET ASSETS - 100.0%		$490,246,040

(a) Non-income producing security.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
NVDR – Non-Voting Depositary Receipt.
PCL – Public Company Limited.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012	Baillie Gifford Emerging Markets Fund

ASSETS
Investments, at value (cost $394,935,718)	$473,827,063
Cash	60,237,620
Foreign cash, at value (cost $16,703,027)	16,723,603
Receivable for investments sold	147,678
Dividends receivable	579,577
Receivable for Indian capital gains tax refund	238,421
Other assets	1,849

Total Assets	551,755,811

LIABILITIES
Payable for investments purchased	60,300,479
Management fee payable	525,043
Payable for deferred Indian capital gains tax	389,081
Servicing fee payable	105,261
Accrued expenses	189,907

Total Liabilities	61,509,771

NET ASSETS	$490,246,040

COMPOSITION OF NET ASSETS
Paid-in capital	$423,871,153
Undistributed net investment income	3,712,091
Accumulated net realized loss on investments and foreign currency transactions	(15,826,519)
Net unrealized appreciation in value of investments and foreign currencies (net of deferred Indian capital gains tax)	78,489,315

$490,246,040

NET ASSET VALUE, PER SHARE

Class III ($490,246,040 / 29,897,612 shares outstanding), unlimited authorized, no par value	$16.40

Maximum Purchase Price Per Share (Note D)	$16.49

Minimum Redemption Price Per Share (Note D)	$16.36

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012	Baillie Gifford Emerging Markets Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $860,511)	$8,069,341
Interest	2,473

Total Investment Income	8,071,814

EXPENSES
Management fee (Note B)	2,123,525
Shareholder Servicing fees - Class II Shares (Note B)	30,487
Shareholder Servicing fees - Class III Shares (Note B)	407,870
Fund Accounting	261,777
Custody	220,260
Legal	45,095
Professional fees	41,403
Transfer Agency	10,513
Trustees’ fees	9,867
Insurance	5,002
Miscellaneous	263

Total Expenses	3,156,062

Net Investment Income	4,915,752

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	151,921
Foreign currency transactions	(461,599)

(309,678)

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred Indian capital gains tax of $396,646)	47,695,137
Translation of assets and liabilities in foreign currencies	(6,239)

47,688,898

Net realized and unrealized gain on investments and foreign currency transactions	47,379,220

NET INCREASE IN NET ASSETS FROM OPERATIONS	$52,294,972

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford Emerging Markets Fund

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,915,752	$4,489,209
Net realized loss from investments and foreign currency transactions	(309,678)	(7,027,535)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	47,688,898	(93,282,872)

Net increase (decrease) in net assets from operations	52,294,972	(95,821,198)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class III	(5,972,731)	—
Capital gains:
Class III	—	(8,786,194)

Total Dividends and Distributions	(5,972,731)	(8,786,194)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class II	47,197,419
Class III	144,762,741	4,972,500
Purchase premiums:
Class II	12,799	—
Class III	512,451	27,500
Redemption fees:
Class III	77,647	11,027
Dividends and distributions reinvested:
Class III	5,972,731	8,786,194
Cost of shares redeemed:
Class II	(49,787,991)	—
Class III	(78,256,316)	(4,411,028)

Increase in Net Assets from Transactions in Shares of Beneficial Interest	70,491,481	9,386,193

Total Increase (Decrease) in Net Assets	116,813,722	(95,221,199)

NET ASSETS
Beginning of year	373,432,318	468,653,517

End of year (including undistributed (distributions in excess of) net investment income of $3,712,091 and $(648,079), respectively)	$490,246,040	$373,432,318

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford Emerging Markets Fund

Selected data for a Class III Share outstanding throughout each year:

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

Net asset value, beginning of year	$14.60	$18.71		$16.49	$8.47	$22.17

From Investment Operations
Net investment income(a)	0.19	0.18		0.13	0.09	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.82	(3.94)		3.09	8.21	(12.15)

Net increase (decrease) in net asset value from investment operations	2.01	(3.76)		3.22	8.30	(11.99)

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.23)	—		(0.52)	(0.29)	(0.21)
Distributions from net realized gain on investments	—	(0.35)		(0.49)	—	(1.48)
Return of capital	—	—		—	—	(0.03)

Total Dividends and Distributions	(0.23)	(0.35)		(1.01)	(0.29)	(1.72)

Proceeds from Purchase Premiums and Redemption Fees(a)	0.02	(0.00	)(b)	0.01	0.01	0.01

Net asset value, end of year	$16.40	$14.60		$18.71	$16.49	$8.47

Total Return
Total investment return based on net asset value(c)	13.94%	(20.20)%		19.73%	98.09%	(56.41)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$490,246	$373,432		$468,654	$216,394	$124,412
Ratio of net expenses to average net assets	0.75%	0.73%		0.79%	0.80%	0.87%
Ratio of net investment income to average net assets	1.18%	1.05%		0.75%	0.76%	1.04%
Portfolio turnover rate	51%	41%		40%	56%	61%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Rounds to less than $0.005 per share.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2012 (unaudited)	Baillie Gifford Global Alpha Equity Fund

	Value	% of Total Net Assets

Advertising	$3,301,607	1.3%
Aerospace/Defense	3,643,382	1.4
Agriculture	2,485,279	1.0
Airlines	2,455,511	1.0
Auto Manufacturers	1,232,017	0.5
Banks	20,276,641	8.0
Beverages, Food & Tobacco	14,534,542	5.7
Biotechnology	2,501,276	1.0
Chemicals	2,198,084	0.9
Commercial Services	19,385,578	7.6
Construction & Building Materials	899,620	0.4
Distribution/Wholesale	5,155,027	2.0
Diversified Financial Services	7,324,651	2.9
Diversified Industrials	2,820,336	1.1
Electronic & Electrical Equipment	7,994,124	3.1
Engineering & Machinery	7,702,508	3.0
Food Producers & Processors	7,201,731	2.8
Healthcare - Products	8,206,505	3.2
Healthcare - Services	3,099,411	1.2
Insurance	16,464,599	6.5
Internet	18,641,900	7.3
Investment Companies	2,473,835	1.0
Machinery - Diversified	2,082,203	0.8
Media & Photography	9,920,909	3.9
Mining & Metals	4,447,574	1.8
Motorcycles	5,396,755	2.1
Oil & Gas	12,728,917	5.0
Pharmaceuticals	7,672,352	3.0
Retailers - General	15,999,873	6.3
Semiconductors	16,950,233	6.7
Software	939,305	0.4
Telecommunication Services	6,610,543	2.6
Textiles	3,124,291	1.2
Toys/Games/Hobbies	1,791,376	0.7
Travel & Leisure	2,930,222	1.2

Total Value of Investments	250,592,717	98.6
Other assets less liabilities	3,420,602	1.4

Net Assets	$254,013,319	100.0%

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 2012	Baillie Gifford Global Alpha Equity Fund

	Shares	Value

COMMON STOCKS – 96.8%
ARGENTINA - 0.5%
Arcos Dorados Holdings, Inc., Class A	114,460	$1,368,942

AUSTRALIA - 1.5%
Brambles Ltd.	349,781	2,773,525
Cochlear Ltd.	14,135	1,171,790

		3,945,315

BRAZIL – 1.7%
BM&F Bovespa SA	416,400	2,847,179
Odontoprev SA	283,200	1,484,120

		4,331,299

CANADA - 2.7%
Fairfax Financial Holdings Ltd.	8,602	3,105,322
Ritchie Bros. Auctioneers, Inc.	83,321	1,740,576
Ultra Petroleum Corp. (a)	104,824	1,900,459

		6,746,357

CHINA - 5.4%
Baidu, Inc. ADR (a)	10,900	1,093,161
China Mobile Ltd.	200,500	2,359,424
China Resources Enterprise Ltd.	362,000	1,324,831
Jardine Matheson Holdings Ltd.	45,200	2,820,336
Mindray Medical International Ltd. ADR	102,687	3,357,865
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	1,420,000	1,424,820
Tsingtao Brewery Co. Ltd., Class H	226,000	1,347,025

		13,727,462

DENMARK - 1.6%
Carlsberg A/S, B Shares	32,120	3,164,348
Jyske Bank A/S (a)	37,199	1,037,994

		4,202,342

GERMANY - 0.8%
Deutsche Boerse AG	31,503	1,931,837

GREECE - 1.6%
Coca-Cola Hellenic Bottling Co. SA (a)	174,458	4,075,906

INDONESIA - 0.4%
Bank Negara Indonesia Persero Tbk PT	2,333,000	899,165

IRELAND - 1.3%
CRH Plc.	43,546	899,620
Ryanair Holdings Plc. ADR	71,631	2,455,511

		3,355,131

JAPAN - 4.5%
Inpex Corp.	567	3,032,520
Namco Bandai Holdings, Inc.	138,200	1,791,376
Olympus Corp. (a)	68,000	1,319,249
Rohm Co., Ltd.	35,500	1,160,489
Tokyo Electron Ltd.	31,000	1,429,759
Yamaha Motor Co., Ltd.	233,200	2,583,327

		11,316,720

MEXICO - 0.9%
America Movil SAB de CV Series L ADR	97,300	2,251,522

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012	Baillie Gifford Global Alpha Equity Fund

	Shares	Value

NETHERLANDS - 1.1%
QIAGEN NV (a)	70,800	$1,285,020
VistaPrint NV (a)	47,894	1,573,797

		2,858,817

NORWAY - 1.1%
Norsk Hydro ASA	279,940	1,420,844
Schibsted ASA	34,934	1,493,951

		2,914,795

SINGAPORE - 1.0%
DBS Group Holdings Ltd.	199,000	2,443,027

SOUTH AFRICA - 3.4%
Clicks Group Ltd. (a)	397,123	3,060,152
Naspers Ltd., N Shares	86,179	5,566,372

		8,626,524

SOUTH KOREA - 1.9%
Samsung Electronics Co., Ltd. GDR 144A	6,766	4,856,666

SWEDEN - 5.5%
Atlas Copco AB, B Shares	151,696	3,723,606
Investor AB, B Shares	94,169	2,473,835
Svenska Handelsbanken AB, A Shares	183,207	6,586,638
Volvo AB, B Shares	89,347	1,232,017

		14,016,096

SWITZERLAND - 7.9%
Compagnie Financiere Richemont SA, Br A	74,647	5,859,458
Nestle SA	78,722	5,136,097
Roche Holding AG - Genusschein	25,451	5,145,713
Schindler Holding AG, Participating Certificates	27,506	3,978,902

		20,120,170

TAIWAN - 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	222,800	3,823,248

TURKEY - 1.5%
BIM Birlesik Magazalar A/S	42,126	2,065,634
Turkiye Garanti Bankasi A/S ADR	323,211	1,680,697

		3,746,331

TURKMENISTAN - 0.5%
Dragon Oil Plc.	146,089	1,317,101

UNITED KINGDOM - 11.2%
Aggreko Plc.	43,186	1,232,473
British American Tobacco Plc.	50,462	2,565,247
Bunzl Plc.	179,701	2,974,379
Hays Plc.	883,723	1,201,841
HSBC Holdings Plc.	246,795	2,615,243
Prudential Plc.	487,019	6,948,504
Rolls-Royce Holdings Plc. (a)	254,010	3,643,382
Vodafone Group Plc.	794,349	1,999,597
Wolseley Plc.	107,803	5,155,027

		28,335,693

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012	Baillie Gifford Global Alpha Equity Fund

	Shares	Value

UNITED STATES - 37.3%
Altera Corp.	50,290	$1,731,988
Amazon.com, Inc. (a)	23,646	5,938,456
Bed Bath & Beyond, Inc. (a)	26,847	1,501,016
CarMax, Inc. (a)	76,864	2,885,475
Deere & Co.	24,094	2,082,203
Dolby Laboratories, Inc., Class A	43,854	1,286,238
eBay, Inc. (a)	114,532	5,843,423
EOG Resources, Inc.	26,180	3,162,282
Express Scripts Holding Co. (a)	23,798	1,285,092
First Republic Bank	67,094	2,199,341
FLIR Systems, Inc.	117,907	2,630,505
Google, Inc., Class A (a)	5,831	4,136,336
Harley-Davidson, Inc.	57,605	2,813,428
Illumina, Inc. (a)	23,502	1,306,476
Intuitive Surgical, Inc. (a)	1,972	967,010
Life Technologies Corp. (a)	51,480	2,526,638
Markel Corp. (a)	8,395	3,638,561
Mastercard, Inc., Class A	8,969	4,406,290
Mohawk Industries, Inc. (a)	34,534	3,124,291
Moody’s Corp.	69,211	3,482,698
National Oilwell Varco, Inc.	25,397	1,735,885
New York Community Bancorp, Inc.	214,850	2,814,535
Omnicom Group, Inc.	66,085	3,301,607
PepsiCo, Inc.	49,423	3,382,016
Philip Morris International, Inc.	29,714	2,485,279
Praxair, Inc.	20,083	2,198,084
Progressive Corp. (The)	61,047	1,288,092
Royal Caribbean Cruises Ltd.	86,183	2,930,222
Seattle Genetics, Inc. (a)	51,500	1,194,800
Teradata Corp. (a)	15,177	939,305
Teradyne, Inc. (a)	89,073	1,504,443
TripAdvisor, Inc. (a)	38,859	1,630,524
Visa, Inc., Class A	16,794	2,545,635
Walt Disney Co. (The)	57,453	2,860,585
Waters Corp. (a)	31,659	2,758,132
WellPoint, Inc.	29,782	1,814,319
Xilinx, Inc.	68,068	2,443,641

		94,774,851

Total Common Stocks (cost $216,819,099)		245,985,317

PREFERRED STOCKS – 1.8%
BRAZIL – 1.8%
Petroleo Brasileiro SA ADR	81,900	1,580,670
Vale SA ADR	149,100	3,026,730

Total Preferred Stocks (cost $4,908,681)		4,607,400

TOTAL INVESTMENTS - 98.6% (cost $221,727,780)		250,592,717
Other assets less liabilities - 1.4%		3,420,602

NET ASSETS - 100.0%		$254,013,319

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2012	Baillie Gifford Global Alpha Equity Fund

(a) Non-income producing security.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

144A - Securities are exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange, therefore, fair valuation is typically not required. At December 31, 2012, the securities amounted to $4,856,666 or 1.9% of net assets.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012	Baillie Gifford Global Alpha Equity Fund

ASSETS
Investments, at value (cost $221,727,780)	$250,592,717
Cash	3,084,602
Foreign cash, at value (cost $469,207)	470,890
Receivable for investments sold	31,360
Dividends receivable	143,306
Tax reclaims receivable	81,206

Total Assets	254,404,081

LIABILITIES
Management fee payable	186,156
Servicing fee payable	139,933
Accrued expenses	64,673

Total Liabilities	390,762

NET ASSETS	$254,013,319

COMPOSITION OF NET ASSETS
Paid-in capital	$227,176,189
Distributions in excess of net investment income	(229,855)
Accumulated net realized loss on investments and foreign currency transactions	(1,803,594)
Net unrealized appreciation in value of investments and foreign currencies	28,870,579

$254,013,319

NET ASSET VALUE, PER SHARE

Class 1 ($22,855,661 / 2,045,772 shares outstanding), unlimited authorized, no par value	$11.17

Maximum Purchase Price Per Share (Note D)	$11.19

Minimum Redemption Price Per Share (Note D)	$11.15

Class 3 ($231,157,658 / 19,990,540 shares outstanding), unlimited authorized, no par value	$11.56

Maximum Purchase Price Per Share (Note D)	$11.58

Minimum Redemption Price Per Share (Note D)	$11.54

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012	Baillie Gifford Global Alpha Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $218,691)	$3,891,784
Interest	620

Total Investment Income	3,892,404

EXPENSES
Management fee (Note B)	499,355
Shareholder Servicing fees - Class 1 Shares (Note B)	62,185
Shareholder Servicing fees - Class 2 Shares (Note B)	51,402
Shareholder Servicing fees - Class 3 Shares (Note B)	278,418
Fund Accounting	105,737
Custody	46,589
Legal	39,906
Transfer Agency	12,946
Professional fees	6,282
Trustees’ fees	4,307
Insurance	1,275
Miscellaneous	995

Total Expenses	1,109,397

Net Investment Income	2,783,007

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(1,752,247)
Foreign currency transactions	(5,833)

(1,758,080)

Net change in unrealized appreciation (depreciation) on:
Investments	30,243,873
Translation of assets and liabilities in foreign currencies	3,219

30,247,092

Net realized and unrealized gain on investments and foreign currency transactions	28,489,012

NET INCREASE IN NET ASSETS FROM OPERATIONS	$31,272,019

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford Global Alpha Equity Fund

	For the Year Ended December 31, 2012	For the Period November 15, 2011* through December 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,783,007	$145,848
Net realized loss from investments and foreign currency transactions	(1,758,080)	(44,686)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	30,247,092	(1,376,513)

Net increase (decrease) in net assets from operations	31,272,019	(1,275,351)

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income:
Class 1	(226,914)	—
Class 3	(2,780,220)	(158,199)

Total Dividends	(3,007,134)	(158,199)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	21,556,800	—
Class 2	96,384,748	—
Class 3	104,146,842	105,996,135
Purchase premiums:
Class 1	9,241	—
Class 2	15,959	—
Class 3	53,768	—
Dividends reinvested:
Class 1	226,914	—
Class 3	2,780,220	158,199
Cost of shares redeemed:
Class 2	(104,146,842)	—

Increase in Net Assets from Transactions in Shares of Beneficial Interest	121,027,650	106,154,334

Total Increase in Net Assets	149,292,535	104,720,784

NET ASSETS
Beginning of period	104,720,784	—

End of period (including distributions in excess of net investment income of $229,855 and $0, respectively)	$254,013,319	$104,720,784

* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford Global Alpha Equity Fund

Selected data for a Class 1 Share outstanding throughout the period:

	For the Period May 3, 2012(a) through December 31, 2012

Net asset value, beginning of period	$10.70

From Investment Operations
Net investment income(b)	0.07
Net realized and unrealized gain on investments and foreign currency transactions	0.51

Net increase in net asset value from investment operations	0.58

Dividends to Shareholders
Dividends from net investment income	(0.11)

Proceeds from Purchase Premiums(b)	0.00	(c)

Net asset value, end of period	$11.17

Total Return
Total investment return based on net asset value(d)	5.45%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,856
Ratio of net expenses to average net assets	0.88	%*
Ratio of net investment income to average net assets	0.96	%*
Portfolio turnover rate	15%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Amount is less than $0.005 per share.
(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (concluded)	Baillie Gifford Global Alpha Equity Fund

Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2012	For the Period November 15, 2011(a) through December 31, 2011

Net asset value, beginning of period	$9.86	$10.00

From Investment Operations
Net investment income(b)	0.19	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.65	(0.14)

Net increase (decrease) in net asset value from investment operations	1.84	(0.13)

Dividends to Shareholders
Dividends from net investment income	(0.14)	(0.01)

Proceeds from Purchase Premiums(b)	0.00 (c)	—

Net asset value, end of period	$11.56	$9.86

Total Return
Total investment return based on net asset value(d)	18.69%	(1.25)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$231,157	$104,721
Ratio of net expenses to average net assets	0.63%	0.64%*
Ratio of net investment income to average net assets	1.76%	1.12%*
Portfolio turnover rate	15%	3%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Amount is less than $0.005 per share.
(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2012

Note A – Organization and Accounting Policies

Each of Baillie Gifford International Equity Fund (“International Equity Fund”), Baillie Gifford International Choice Fund (“International Choice Fund”), Baillie Gifford EAFE Fund (“EAFE Fund”), Baillie Gifford EAFE Choice Fund (“EAFE Choice Fund”), Baillie Gifford Emerging Markets Fund (“Emerging Markets Fund”) and Baillie Gifford Global Alpha Equity Fund (“Global Alpha Equity Fund”) (each, a “Fund”, and collectively, the “Funds”) is a series of Baillie Gifford Funds (the “Trust”). The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated August 17, 2001, as subsequently amended. International Equity Fund, International Choice Fund, EAFE Fund, EAFE Choice Fund and Global Alpha Equity Fund offer five classes of shares, Class 1, Class 2, Class 3, Class 4 and Class 5 shares, and Emerging Markets Fund offers three classes of shares, Class I, Class II and Class III shares (an unlimited number of shares are authorized, without par value). At December 31, 2012, shares issued and outstanding for the International Equity Fund were of Class 1, Class 2, Class 3 and Class 4 shares, shares issued and outstanding for the International Choice Fund was of Class 1, shares issued and outstanding for the EAFE Fund were of Class 1, Class 2, Class 3 and Class 5 shares, shares issued and outstanding for the EAFE Choice Fund were of Class 2 and Class 3 shares, shares issued and outstanding for the Emerging Markets Fund were of Class III and shares issued outstanding for Global Alpha Equity Fund were of Class 1 and Class 3 shares.

The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded adjusted for any fair value adjustments described below. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last available bid and asked prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the “Manager”), pursuant to procedures approved by the trustees of the Trust (the “Trustees”). The actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

NOTES TO FINANCIAL STATEMENTS (continued)

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events may not be reflected in the computation of a Funds’ net asset values. If events materially affecting the value of the Funds’ portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Trustees. The Funds utilize a third party pricing service which for all equity securities, except those traded on a Canadian, Latin American or U.S. exchange, applies a fair value adjustment that seeks to reflect changes in such securities’ market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

The Funds invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 -	unadjusted quoted prices in active markets for identical investments
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Funds use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds’ Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2012 in valuing the Funds’ investments carried at fair value:

International Equity Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks
Argentina	$26,878,797	$—	$—	$26,878,797
Australia	—	68,839,854	—	68,839,854
Belgium	—	15,066,999	—	15,066,999
Bermuda	—	13,003,759	—	13,003,759
Brazil	15,445,551	—	—	15,445,551
Canada	86,383,089	—	—	86,383,089
China	25,981,528	170,793,454	—	196,774,982
Denmark	—	42,623,085	—	42,623,085
Finland	—	65,469,621	—	65,469,621
France	—	74,190,335	—	74,190,335
Germany	—	50,444,168	—	50,444,168
India	—	20,368,585	—	20,368,585
Ireland	24,077,106	38,072,021	—	62,149,127
Japan	—	172,185,948	—	172,185,948
Netherlands	—	59,091,677	—	59,091,677
Norway	—	22,751,899	—	22,751,899
Peru	32,941,705	—	—	32,941,705
Portugal	7,485,513	—	—	7,485,513
Russia	—	41,446,437	—	41,446,437
Singapore	—	60,763,853	—	60,763,853
South Africa	—	68,224,178	—	68,224,178
South Korea	—	93,291,569	—	93,291,569
Spain	—	35,432,516	—	35,432,516
Sweden	—	127,964,385	—	127,964,385
Switzerland	—	60,660,705	—	60,660,705
Taiwan	19,412,739	59,738,315	—	79,151,054
Turkey	—	42,560,572	—	42,560,572
United Kingdom	—	405,453,472	—	405,453,472
United States	11,007,209	—	—	11,007,209

Total Common Stocks	249,613,237	1,808,437,407	—	2,058,050,644

Preferred Stocks
Brazil	36,383,287	—	—	36,383,287

Total	$285,996,524	$1,808,437,407	$—	$2,094,433,931

NOTES TO FINANCIAL STATEMENTS (continued)

International Choice Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks
Australia	$2,424	$1,860,156	$—	$1,862,580
Belgium	149,287	—	—	149,287
Brazil	435,412	—	—	435,412
Canada	524,524	—	—	524,524
China	350,517	982,849	—	1,333,366
Denmark	—	1,051,692	—	1,051,692
Finland	—	305,012	—	305,012
France	—	538,810	—	538,810
Germany	—	311,564	—	311,564
India	373,642	—	—	373,642
Indonesia	—	197,138	—	197,138
Italy	—	594,187	—	594,187
Japan	—	3,391,732	—	3,391,732
Mexico	279,649	—	—	279,649
Netherlands	—	151,755	—	151,755
Philippines	106,404	—	—	106,404
Singapore	—	311,677	—	311,677
South Africa	—	570,070	—	570,070
Spain	—	542,377	—	542,377
Sweden	—	2,015,819	—	2,015,819
Switzerland	—	1,946,454	—	1,946,454
Taiwan	532,231	—	—	532,231
Turkey	610,221	—	—	610,221
United Kingdom	—	4,572,778	—	4,572,778
United States	760,255	—	—	760,255

Total Common Stocks	4,124,566	19,344,070	—	23,468,636

Preferred Stocks
Brazil	222,210	—	—	222,210

Total	$4,346,776	$19,344,070	$—	$23,690,846

NOTES TO FINANCIAL STATEMENTS (continued)

EAFE Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks
Argentina	$11,809,071	$—	$—	$11,809,071
Australia	—	107,370,945	—	107,370,945
Brazil	20,218,018	—	—	20,218,018
Chile	10,922,780	—	—	10,922,780
China	103,903,463	141,448,349	—	245,351,812
Denmark	—	73,794,715	—	73,794,715
France	—	141,512,911	—	141,512,911
Germany	—	77,504,256	—	77,504,256
India	—	11,369,000	—	11,369,000
Ireland	—	12,513,848	—	12,513,848
Italy	—	66,553,953	—	66,553,953
Japan	—	150,242,428	—	150,242,428
Luxembourg	786,444	7,962,550	—	8,748,994
Norway	—	10,708,947	—	10,708,947
Peru	16,544,719	—	—	16,544,719
Portugal	—	19,876,707	—	19,876,707
Russia	—	10,695,191	—	10,695,191
Singapore	—	12,993,604	—	12,993,604
South Africa	—	7,125,690	—	7,125,690
South Korea	—	64,926,434	—	64,926,434
Spain	—	131,494,928	—	131,494,928
Sweden	14,779,204	180,090,578	—	194,869,782
Switzerland	—	182,505,767	—	182,505,767
Taiwan	15,039,127	—	—	15,039,127
Turkey	—	29,988,017	—	29,988,017
United Kingdom	—	396,502,514	—	396,502,514

Total Common Stocks	194,002,826	1,837,181,332	—	2,031,184,158

Preferred Stocks
Brazil	18,984,635	—	—	18,984,635
Germany	—	26,148,859	—	26,148,859

Total Preferred Stocks	18,984,635	26,148,859	—	45,133,494

Total	$212,987,461	$1,863,330,191	$—	$2,076,317,652

NOTES TO FINANCIAL STATEMENTS (continued)

EAFE Choice Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks
Australia	$14,614	$14,469,273	$—	$14,483,887
Belgium	1,099,707	—	—	1,099,707
China	1,952,190	8,854,349	—	10,806,539
Denmark	—	8,728,601	—	8,728,601
Finland	—	3,514,733	—	3,514,733
France	—	6,133,227	—	6,133,227
Germany	—	3,226,405	—	3,226,405
India	1,634,458	—	—	1,634,458
Italy	—	5,603,751	—	5,603,751
Japan	—	25,968,864	—	25,968,864
Netherlands	—	1,356,899	—	1,356,899
Singapore	—	2,709,341	—	2,709,341
South Africa	—	2,096,325	—	2,096,325
South Korea	—	2,368,755	—	2,368,755
Spain	—	4,070,991	—	4,070,991
Sweden	—	16,781,299	—	16,781,299
Switzerland	—	16,845,862	—	16,845,862
Taiwan	4,286,102	—	—	4,286,102
Turkey	—	2,575,303	—	2,575,303
United Kingdom	—	39,636,374	—	39,636,374
United States	5,516,700	—	—	5,516,700

Total Common Stocks	14,503,771	164,940,352	—	179,444,123

Preferred Stocks
Brazil	1,505,994	—	—	1,505,994

Total	$16,009,765	$164,940,352	$—	$180,950,117

NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Markets Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks
Argentina	$5,789,240	$—	$—	$5,789,240
Australia	6,223,091	—	—	6,223,091
Brazil	14,676,729	—	—	14,676,729
Canada	2,963,188	—	—	2,963,188
China	—	85,626,898	—	85,626,898
Colombia	2,217,516	—	—	2,217,516
Egypt	4,219,661	—	—	4,219,661
Guernsey	—	381,942	—	381,942
India	—	50,567,390	—	50,567,390
Indonesia	—	12,932,415	—	12,932,415
Malaysia	5,322,819	7,477,812	—	12,800,631
Mexico	19,230,809	—	—	19,230,809
Panama	4,163,574	—	—	4,163,574
Russia	—	21,505,590	—	21,505,590
South Africa	5,154,484	8,875,161	—	14,029,645
South Korea	2,032,734	84,549,371	—	86,582,105
Taiwan	—	49,473,106	—	49,473,106
Thailand	—	9,342,718	—	9,342,718
Turkey	—	9,312,859	—	9,312,859
Turkmenistan	17,916,540	—	—	17,916,540
United Kingdom	—	19,696,569	—	19,696,569

Total Common Stocks	89,910,385	359,741,831	—	449,652,216

Preferred Stocks
Brazil	15,380,736	—	—	15,380,736
South Korea	—	8,794,111	—	8,794,111

Total Preferred Stocks	15,380,736	8,794,111	—	24,174,847

Total	$105,291,121	$368,535,942	$—	$473,827,063

NOTES TO FINANCIAL STATEMENTS (continued)

Global Alpha Equity Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks
Argentina	$1,368,942	$—	$—	$1,368,942
Australia	—	3,945,315	—	3,945,315
Brazil	4,331,299	—	—	4,331,299
Canada	6,746,357	—	—	6,746,357
China	4,451,026	9,276,436	—	13,727,462
Denmark	—	4,202,342	—	4,202,342
Germany	—	1,931,837	—	1,931,837
Greece	4,075,906	—	—	4,075,906
Indonesia	—	899,165	—	899,165
Ireland	2,455,511	899,620	—	3,355,131
Japan	—	11,316,720	—	11,316,720
Mexico	2,251,522	—	—	2,251,522
Netherlands	2,858,817	—	—	2,858,817
Norway	—	2,914,795	—	2,914,795
Singapore	—	2,443,027	—	2,443,027
South Africa	—	8,626,524	—	8,626,524
South Korea	—	4,856,666	—	4,856,666
Sweden	—	14,016,096	—	14,016,096
Switzerland	—	20,120,170	—	20,120,170
Taiwan	3,823,248	—	—	3,823,248
Turkey	1,680,697	2,065,634	—	3,746,331
Turkmenistan	1,317,101	—	—	1,317,101
United Kingdom	—	28,335,693	—	28,335,693
United States	94,774,851	—	—	94,774,851

Total Common Stocks	130,135,277	115,850,040	—	245,985,317

Preferred Stocks
Brazil	4,607,400	—	—	4,607,400

Total	$134,742,677	$115,850,040	$—	$250,592,717

It is the Trust’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2, and 3 throughout the period.

For the International Equity Fund fair value of Level 2 at 12/31/11 was $999,345,962. $7,485,513 was transferred out of Level 2 into Level 1 during the year ended 12/31/12.

For the EAFE Fund fair value of Level 2 investments at 12/31/11 was $1,462,351,446. $786,444 was transferred out of Level 2 into Level 1 during the year ended 12/31/12.

For the EAFE Choice Fund fair value of Level 2 and Level 1 investments at 12/31/11 was $136,828,451 and $13,361,369, respectively. $1,099,706 was transferred out of Level 2 into Level 1 and $2,368,755 was transferred out of Level 1 into Level 2 during the year ended 12/31/12.

NOTES TO FINANCIAL STATEMENTS (continued)

For the Emerging Markets Fund fair value of Level 2 investments at 12/31/11 was $277,855,682. $27,459,021 was transferred out of Level 2 into Level 1 during the year ended 12/31/12.

For the Global Alpha Equity Fund fair value of Level 2 and Level 1 investments at 12/31/11 was $51,748,839 and $51,715,811. $1,317,101 was transferred out of Level 2 into Level 1 and $4,856,666 was transferred out of Level 1 into Level 2 during the year ended 12/31/12.

These transfers were all as a result of using third-party vendor modeling tools to reflect any (lack of) significant market movements between the time at which the Funds valued their securities and the earlier closing of foreign markets. With regard to the transfers from Level 1 into Level 2, quotations were still obtained from the Funds’ third party pricing vendor. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Derivative and Hedging Disclosure

GAAP requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds did not utilize derivatives for the year ended December 31, 2012.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the

NOTES TO FINANCIAL STATEMENTS (continued)

value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by a Fund. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions.

The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Funds and the counterparty which may permit the Funds to offset amounts payable by the Funds to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

The Funds may be party to financial instruments with off-balance-sheet risk, primarily forward contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies. At December 31, 2012, the Funds did not have any forward foreign currency contracts.

Securities Transactions and Investment Income

The Funds’ securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Federal Taxes

Each Fund intends to qualify to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds’ shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities accrue a deferred liability for unrealized gains in excess of available carryforwards on

NOTES TO FINANCIAL STATEMENTS (continued)

Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2012, the Emerging Markets Fund recorded a receivable for Indian capital gains tax refund of $238,421 and a deferred liability for potential future India capital gains taxes of $389,081.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. For the International Equity Fund, EAFE Fund and Emerging Markets Fund the tax periods 2009 through present remain subject to examination by the Internal Revenue Service. For the EAFE Choice Fund, the tax periods 2010 through present remain subject to examination. For the Global Alpha Equity Fund, the tax periods 2011 through present remain subject to examination. For the International Choice Fund, the present tax period remains subject to examination.

At December 31, 2012, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss Available Through 2016	Capital Loss Available Through 2017	Capital Loss Available Through 2018	Capital Loss No Expiration	Capital Loss Available Total

International Equity	$—	$—	$—	$14,497,529	$14,497,529
EAFE	7,597,549	3,833,395	10,342,232	42,086,057	63,859,233
EAFE Choice	—	—	—	11,482,322	11,482,322
Emerging Markets	—	—	—	14,611,272	14,611,272
Global Alpha Equity	—	—	—	516,037	516,037

The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The amounts in the table below are characterized as short-term capital losses and have no expiration.

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Short-Term Capital Losses

International Equity	$14,497,529
EAFE	968,931
EAFE Choice	3,582,961
Emerging Markets	14,611,272
Global Alpha Equity	516,037

Realized capital losses, currency losses and passive foreign investment company (“PFIC”) losses incurred after October 31 (“post-October losses/Late-Year Specified”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended December 31, 2012, the Funds shown below incurred and will elect to defer net post-October losses as indicated.

At December 31, 2012, the components of accumulated earnings on tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Late-Year Specified Losses	Capital Loss Carryforwards	Post October Capital Losses	Net Unrealized Appreciation on Investments and Foreign Currencies	Total Accumulated Earnings

International Equity	$3,439,816	$—	$(14,497,529)	$—	$281,147,976	$270,090,263
International Choice	79,854	—	—	(23,530)	690,023	746,347
EAFE	383,315	—	(63,859,233)	—	413,378,713	349,902,795
EAFE Choice	439,291	—	(11,482,322)	(1,213,927)	16,662,856	4,405,898
Emerging Markets	6,418,872	(658,817)	(14,611,272)	—	75,226,104	66,374,887
Global Alpha Equity	392,466	—	(516,037)	(1,189,899)	28,150,600	26,837,130

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2012, the following reclassifications have been made on the Statement of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses and the redesignation of dividends:

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments and Foreign Currency Transactions	Paid-in Capital

International Equity	$(1,079,854)	$16,534,438	$(15,454,584)
International Choice	23,768	(23,768)	—
EAFE	369,101	(369,101)	—
EAFE Choice	323,817	(323,817)	—
Emerging Markets	5,417,149	(5,417,149)	—
Global Alpha Equity	(5,728)	5,728	—

Dividends and Distributions to Shareholders
The Funds intend to distribute each year substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds’ policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2012 and December 31, 2011, the tax character of the dividends paid were:

Fund	Ordinary Income		Long-Term Capital Gains

	2012	2011	2012	2011

International Equity	$33,512,610	$18,258,723	$—	$1,021,913
International Choice	30,032	N/A	—	N/A
EAFE	21,301,039	32,879,327	—	—
EAFE Choice	5,086,503	3,327,188	—	2,656,778
Emerging Markets	5,972,731	—	—	8,786,194
Global Alpha Equity	3,007,134	158,199	—	—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Note B – Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the Securities & Exchange Commission, is a wholly owned subsidiary of Baillie Gifford & Co.

NOTES TO FINANCIAL STATEMENTS (continued)

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds, each Fund pays the Manager a quarterly management fee, in arrears, at the following annual rate of the respective Fund’s average net assets.

Fund	Management Fee

International Equity*	0.25%
International Choice	0.25%
EAFE	0.25%
EAFE Choice	0.25%
Emerging Markets	0.50%
Global Alpha Equity	0.30%

*The management fee figure for the International Equity Fund shown in the table reflects a reduction in the annual management fee from 0.30% to 0.25% of the Fund’s average net assets that took effect on July 1, 2012. During the period from January 1, 2012 through June 30, 2012, the contractual management fee remained 0.30% per annum of the Fund’s average net assets, but the Manager voluntarily waived a portion of that contractual fee such that the Fund paid an annual management fee equal to 0.25% of its average net assets.

For the year ended December 31, 2012, the Funds incurred gross management fees and had management fees waived/expenses reimbursed as follows:

Fund	Management Fee	Management Fee Waiver/Expenses Reimbursed

International Equity	$5,081,253	$409,097
International Choice*	14,679	34,050
EAFE	4,689,805	—
EAFE Choice	433,422	—
Emerging Markets	2,123,525	—
Global Alpha Equity	499,355	—

*Effective September 25, 2012, the Manager has contractually agreed to waive its fees and/or bear other expenses through April 30, 2013 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.85%.

Each Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds pay the Manager a fee at the annualized rate of the Funds’ average daily net assets attributed to each class of share as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

	International Equity	International Choice	EAFE*	EAFE Choice**	Emerging Markets***	Global Alpha Equity****

Class 1/I	0.45%	0.45%	0.45%	0.45%	0.30%	0.45%
Class 2/II	0.27%	0.27%	0.27%	0.27%	0.25%	0.27%
Class 3/III	0.20%	0.20%	0.20%	0.20%	0.10%	0.20%
Class 4	0.17%	0.17%	0.17%	0.17%	N/A	0.17%
Class 5	0.12%	0.12%	0.12%	0.12%	N/A	0.12%

*	EAFE Fund Class 4 was redeemed on July 18, 2012.
**	EAFE Choice Fund Class 4 was redeemed on January 23, 2012.
***	Emerging Markets Fund Class II was redeemed on April 19, 2012.
****	Global Alpha Equity Fund Class 2 was redeemed on October 8, 2012.

For the year ended December 31, 2012, the Funds incurred shareholder servicing fees for each class of share as follows:

	International Equity	International Choice	EAFE*	EAFE Choice**	Emerging Markets***	Global Alpha Equity****

Class 1/I	$351,213	$26,422	$178,666	N/A	N/A	$62,185
Class 2/II	2,102,796	N/A	2,235,286	$370,632	$30,487	51,402
Class 3/III	1,218,787	N/A	910,321	60,997	407,870	278,418
Class 4	557,959	N/A	476,191	4,258	N/A	N/A
Class 5	N/A	N/A	313,866	N/A	N/A	N/A

*	EAFE Fund Class 4 was redeemed on July 18, 2012.
**	EAFE Choice Fund Class 4 was redeemed on January 23, 2012.
***	Emerging Markets Fund Class II was redeemed on April 19, 2012.
****	Global Alpha Equity Fund Class 2 was redeemed on October 8, 2012.

Note C – Investment Transactions

Purchases and proceeds from sales of securities (excluding in-kind purchases and redemptions and short-term securities) for the year ended December 31, 2012 were as follows:

Fund	Purchases	Sales

International Equity	$777,459,967	$236,799,039
International Choice	23,443,661	493,467
EAFE	392,778,879	340,156,074
EAFE Choice	35,718,645	34,956,241
Emerging Markets	272,035,984	211,640,825
Global Alpha Equity	54,380,923	25,093,336

For the year ended December 31, 2012, the cost of in-kind purchases and the proceeds from in-kind redemptions were as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Purchases	Sales

International Equity	$85,691,663	$84,171,470
International Choice	—	—
EAFE	68,155,460	—
EAFE Choice	—	—
Emerging Markets	—	—
Global Alpha Equity	89,391,772	—

Gains and losses on in-kind redemptions are not recognized at the Fund level for tax purposes. For the International Equity Fund, $15,344,227 in realized losses is related to the $84,171,470 of sales proceeds from redemption in-kind transactions.

The Funds’ cost of investments and gross unrealized appreciation (depreciation) at December 31, 2012 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)

International Equity	$1,813,622,242	$361,952,156	$(81,140,467)	$280,811,689
International Choice	22,999,553	1,303,290	(611,997)	691,293
EAFE	1,662,945,902	547,982,693	(134,610,943)	413,371,750
EAFE Choice	164,291,584	25,981,367	(9,322,834)	16,658,533
Emerging Markets	398,198,929	96,724,600	(21,096,466)	75,628,134
Global Alpha Equity	222,447,759	34,057,801	(5,912,843)	28,144,958

Note D – Transactions in Shares of Beneficial Interest

	International Equity Fund
	Class 1 Shares For the Year Ended December 31, 2012		Class 2 Shares For the Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Shares sold	6,237,448	$57,372,832	32,047,741	$310,822,024
Redemption fees	—	6,852	—	59,689
Purchase premiums	—	79,717	—	652,621
Shares issued in reinvestment of dividends and distributions	60,511	621,138	1,041,817	10,667,156
Shares redeemed	(7,740,481)	(72,816,528)	(63,787,178)	(615,053,580)

Net decrease	(1,442,522)	$(14,735,989)	(30,697,620)	$(292,852,090)

NOTES TO FINANCIAL STATEMENTS (continued)

	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2012		Class 4 Shares For the Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Shares sold	71,453,072	$691,940,811	46,724,347	$458,126,968
Redemption fees	—	41,412	—	21,095
Purchase premiums	—	386,643	—	197,554
Shares issued in reinvestment of dividends and distributions	1,318,383	13,666,431	785,893	8,324,082
Shares redeemed	(32,872,204)	(302,097,134)	(1,099,140)	(11,067,960)

Net increase	39,899,251	$403,938,163	46,411,100	$455,601,739

	International Equity Fund
	Class 1 Shares For the Year Ended December 31, 2011		Class 2 Shares For the Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Shares sold	317,744	$3,193,600	60,511,350	$569,743,090
Redemption fees	—	661	—	5,972
Purchase premiums	—	92,442	—	770,898
Shares issued in reinvestment of dividends and distributions	76,588	660,671	1,449,533	12,473,665
Shares redeemed	(265,138)	(2,503,755)	(10,570,958)	(107,151,339)

Net increase	129,194	$1,443,619	51,389,925	$475,842,286

	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2011		Class 4 Shares For the Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Shares sold	26,104,755	$264,227,433	—	$—
Redemption fees	—	3,008	—	187
Purchase premiums	—	413,391	—	26,649
Shares issued in reinvestment of dividends and distributions	654,236	5,696,497	29,598	263,288
Shares redeemed	—	—	(159,296)	(1,444,465)

Net increase (decrease)	26,758,991	$270,340,329	(129,698)	$(1,154,341)

NOTES TO FINANCIAL STATEMENTS (continued)

	International Choice Fund Class 1 Shares For the Period September 24, 2012* through December 31, 2012

	Shares	Amount

Shares sold	2,400,632	$23,986,930
Purchase premiums	—	48,070
Shares issued in reinvestment of dividends	2,939	30,032

Net increase	2,403,571	$24,065,032

*Commencement of investment operations.

	EAFE Fund
	Class 1 Shares For the Year Ended December 31, 2012		Class 2 Shares For the Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Shares sold	2,316,280	$20,956,314	17,391,014	$161,201,621
Redemption fees	—	1,742	—	36,183
Purchase premiums	—	3,667	—	75,854
Shares issued in reinvestment of dividends and distributions	35,425	346,140	854,869	8,327,874
Shares redeemed	(269,143)	(2,503,756)	(4,669,419)	(42,719,584)

Net increase	2,082,562	$18,804,107	13,576,464	$126,921,948

	EAFE Fund
	Class 3 Shares For the Year Ended December 31, 2012		Class 4 Shares For the Period January 1, 2012 through July 18, 2012*

	Shares	Amount	Shares	Amount

Shares sold	784,074	$7,485,000	5,853,166	$49,900,000
Redemption fees	—	19,378	—	4,000
Purchase premiums	—	40,423	—	35,418
Shares issued in reinvestment of dividends and distributions	419,985	4,098,931	—	—
Shares redeemed	(11,276,683)	(102,190,959)	(61,504,009)	(532,921,389)

Net decrease	(10,072,624)	$(90,547,227)	(55,650,843)	$(482,981,971)

*EAFE Fund Class 4 was redeemed on July 18, 2012.

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Fund Class 5 Shares For the Period July 18, 2012* through December 31, 2012

	Shares	Amount

Shares sold	61,467,121	$532,921,389
Redemption fees	—	20,052
Purchase premiums	—	15,109
Shares issued in reinvestment of dividends and distributions	698,065	6,828,751

Net increase	62,165,186	$539,785,301

*Commencement of investment operations.

	EAFE Fund
	Class 1 Shares For the Year Ended December 31, 2011		Class 2 Shares For the Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Shares sold	—	$—	8,255,508	$80,411,056

Redemption fees	—	721	—	25,164

Purchase premiums	—	9,732	—	340,633
Shares issued in reinvestment of dividends and distributions	41,193	346,240	1,416,156	11,867,864

Shares redeemed	—	—	(23,632,453)	(234,455,958)

Net increase (decrease)	41,193	$356,693	(13,960,789)	$(141,811,241)

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Fund
	Class 3 Shares For the Year Ended December 31, 2011		Class 4 Shares For the Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Shares sold	45,553,346	$455,761,252	5,563,608	$49,900,000
Redemption fees	—	14,429	—	15,257
Purchase premiums	—	198,341	—	210,125
Shares issued in reinvestment of dividends and distributions	999,123	8,388,124	1,120,783	9,427,671
Shares redeemed	(1,211,109)	(10,015,023)	—	—

Net increase	45,341,360	$454,347,123	6,684,391	$59,553,053

	EAFE Choice Fund
	Class 2 Shares		Class 3 Shares
	For the Year Ended December 31, 2012		For the Period January 23, 2012* through December 31, 2012

	Shares	Amount	Shares	Amount

Shares sold	1,535,934	$16,067,800	4,181,134	$42,471,000
Redemption fees	—	26,712	—	5,436
Purchase premiums	—	26,992	—	7,208
Shares issued in reinvestment of dividends and distributions	389,332	4,309,208	70,018	777,295
Shares redeemed	(169,016)	(1,902,854)	(1,795,696)	(19,529,294)

Net increase	1,756,250	$18,527,858	2,455,456	$23,731,645

*Commencement of investment operations.

	EAFE Choice Fund
	Class 4 Shares
	For the Period January 1, 2012 through January 23, 2012*

	Shares	Amount

Shares redeemed	(4,032,673)	$(41,473,001)

Net decrease	(4,032,673)	$(41,473,001)

*EAFE Choice Fund Class 4 was redeemed on January 23, 2012.

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Choice Fund
	Class 2 Shares For the Year Ended December 31, 2011		Class 3 Shares For the Period January 1, 2011 through April 18, 2011*

	Shares	Amount	Shares	Amount

Shares sold	7,863,808	$94,603,761	1,123,961	$12,974,210
Redemption fees	—	46,700	—	2,949
Purchase premiums	—	112,132	—	15,513
Shares issued in reinvestment of dividends and distributions	472,068	4,466,333	—	—
Shares redeemed	(282,044)	(3,204,807)	(6,019,552)	(70,172,331)

Net increase (decrease)	8,053,832	$96,024,119	(4,895,591)	$(57,179,659)

*EAFE Choice Fund Class 3 was redeemed on April 18, 2011.

	EAFE Choice Fund
	Class 4 Shares
	For the Period April 18, 2011* through December 31, 2011

	Shares	Amount

Shares sold	7,485,386	$85,142,331
Redemption fees	—	14,196
Purchase premiums	—	48,523
Shares issued in reinvestment of dividends and distributions	157,773	1,517,633
Shares redeemed	(3,610,486)	(39,359,248)

Net increase	4,032,673	$47,363,435

*Commencement of investment operations.

NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets Fund
	Class II Shares For the Period January 23, 2012* through April 19, 2012**		Class III Shares For the Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Shares sold	2,974,300	$47,197,419	8,818,329	$144,762,741
Redemption fees	—	—	—	77,647
Purchase premiums	—	12,799	—	512,451
Shares issued in reinvestment of dividends and distributions	—	—	379,183	5,972,731
Shares redeemed	(2,974,300)	(49,787,991)	(4,884,951)	(78,256,316)

Net increase (decrease)	—	$(2,577,773)	4,312,561	$73,069,254

*Commencement of investment operations.
** Emerging Markets Fund Class II was redeemed on April 19, 2012.

	Emerging Markets Fund
	Class III Shares For the Year Ended December 31, 2011

	Shares	Amount

Shares sold	296,721	$4,972,500
Redemption fees	—	11,027
Purchase premiums	—	27,500
Shares issued in reinvestment of dividends and distributions	573,613	8,786,194

Shares redeemed	(337,810)	(4,411,028)

Net increase	532,524	$9,386,193

NOTES TO FINANCIAL STATEMENTS (continued)

	Global Alpha Equity Fund
	Class 1 Shares For the Period May 3, 2012* through December 31, 2012		Class 2 Shares For the Period July 31, 2012* through October 8, 2012**

	Shares	Amount	Shares	Amount

Shares sold	2,025,187	$21,556,800	9,294,664	$96,384,748
Purchase premiums	—	9,241	—	15,959
Shares issued in reinvestment of dividends and distributions	20,585	226,914	—	—
Shares redeemed	—	—	(9,294,664)	(104,146,842)

Net increase (decrease)	2,045,772	$21,792,955	—	$(7,746,135)

*Commencement of investment operations.
**Global Alpha Equity Fund Class 2 was redeemed on October 8, 2012.

	Global Alpha Equity Fund
	Class 3 Shares For the Year Ended December 31, 2012

	Shares	Amount

Shares sold	9,131,191	$104,146,842
Purchase premiums	—	53,768
Shares issued in reinvestment of dividends	243,680	2,780,220

Net increase	9,374,871	$106,980,830

	Global Alpha Equity Fund
	Class 3 Shares For the Period November 15, 2011* through December 31, 2011

	Shares	Amount

Shares sold	10,599,613	$105,996,135
Shares issued in reinvestment of dividends and distributions	16,056	158,199

Net increase	10,615,669	$106,154,334

*Commencement of investment operations.

NOTES TO FINANCIAL STATEMENTS (continued)

Funds charge purchase premiums and redemption fees as follows:

Fund	Purchase Premium	Redemption Fee

	(Basis Point)	(Basis Point)

International Equity	20	15
International Choice	20	15
EAFE	20	15
EAFE Choice	20	15
Emerging Markets	55	25
Global Alpha Equity	20	15

The purchase premiums and redemption fees may be waived or reduced by the Manager if the brokerage and transaction costs in connection with the purchase or redemption are minimal or in other circumstances in the Manager’s discretion.

Note E – Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2012, Kentucky Teachers’ Retirement System owned 29.53% of the EAFE Fund; Graphic Packaging Holdings Company owned 30.46% and the Municipal Fire & Police Retirement System of Iowa owned 48.93% of the EAFE Choice Fund; Nebraska State Investment Council owned 41.48% of the Emerging Markets Fund; Freeport McMoran Corporation Defined Benefit Master Trust owned 48.92% and ProMedica Health System Trust owned 42.08% of the Global Alpha Equity Fund and Daughters of Charity Health System owned 100% of the International Choice Fund. Purchase and redemption activity of these accounts may have a significant effect on the operation of each of the Funds.

Note F – Commitments and Contingencies

Each of the Funds indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G – New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities.” The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

NOTES TO FINANCIAL STATEMENTS (concluded)

Note H – Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Management of the Funds has evaluated subsequent events and has determined there were no events that required recognition or disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baillie Gifford Funds
and Shareholders of Baillie Gifford International Equity Fund,
Baillie Gifford International Choice Fund, Baillie Gifford EAFE Fund,
Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets Fund
and Baillie Gifford Global Alpha Equity Fund

We have audited the accompanying statements of assets and liabilities of Baillie Gifford International Equity Fund, Baillie Gifford International Choice Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets Fund and Baillie Gifford Global Alpha Equity Fund, each a series of shares of beneficial interest of Baillie Gifford Funds, including the portfolios of investments, as of December 31, 2012, and the related statements of operations for the year and period then ended and the statements of changes in net assets for each of the years and periods presented in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Equity Fund, Baillie Gifford International Choice Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets Fund and Baillie Gifford Global Alpha Equity Fund as of December 31, 2012, the results of their operations for the year and period then ended, the changes in their net assets for each of the years and periods presented in the two-year period then ended, and their financial highlights for each of the years and periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 28, 2013

Supplemental Information (unaudited)

SHAREHOLDER MEETING RESULTS

The Trust held a special meeting of shareholders on behalf of Emerging Markets Fund, International Equity Fund, EAFE Fund, EAFE Choice Fund, and Global Alpha Equity Fund on October 31, 2012. The shareholders of the funds voted on the following proposal:

Approval of an amendment to the advisory agreement between the Trust, on behalf of each fund, and the Manager, to change the manner in which the management fee is calculated.

The amendment changes the method of calculating each fund’s management fee from a percentage of the net asset values of each fund at the end of each month to a percentage of average daily net asset values of each fund.

The funds’ shareholders voted as indicated below:

Fund	Votes For	Votes Against	Abstentions	Percentage of Total Shares Voting in Favor	Percentage of Shares Present Voting in Favor

Emerging Markets	22,807,516.915	None	None	87.07%	100.00%
International Equity	120,477,828.353	None	None	60.79%	100.00%
EAFE	160,954,748.238	None	None	76.18%	100.00%
EAFE Choice	10,189,783.944	None	None	64.15%	100.00%
Global Alpha Equity	19,910,333.411	None	None	90.76%	100.00%

Supplemental Information (unaudited) (continued)

FEDERAL INCOME TAX INFORMATION

Qualified dividend income was taxable to the Funds listed in the table below through December 31, 2012. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income

International Equity	$41,022,309
International Choice	65,591
EAFE	33,985,861
EAFE Choice	4,893,787
Emerging Markets	4,703,285
Global Alpha Equity	3,459,029

For corporate shareholders, the percentage of ordinary income distributions for the year ended December 31, 2012 qualified for the corporate dividends-received deduction for each Fund is:

Fund	Dividends-received Deductions

International Equity	4.11%
International Choice	1.30%
EAFE	0.00%
EAFE Choice	0.79%
Emerging Markets	0.00%
Global Alpha Equity	34.99%

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of distributions received by you in the calendar year 2012.

Supplemental Information (unaudited) (continued)

MANAGEMENT OF THE TRUST

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information.

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)	Number of Funds in Fund complex overseen by Trustee(4)

Trustees
John G. Barrie, Jr. Age: 72	Trustee	Since 2000	Retired. Formerly: Assistant Treasurer, Dominion Resources, Inc. (electric and gas utility).	7

George W. Browning Age: 70	Trustee	Since 2007	Retired. Formerly: Managing Director, Client Service, Babson Capital Management, LLC (investment manager).	7
Bruce C. Long Age: 67	Trustee	Since 2009	CEO of K STREAM LLC (financial services); Consultant, Carpenter Group (financial services); Consultant, DALBAR, Inc., (financial measurements). Formerly: Executive Vice President, Guardian Life Insurance (financial services) and director of various entities.	7
Interested Trustee
Peter Hadden(5) Age: 55	Trustee, Chairman of the Board and President	Since 2009	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Ltd. (investment adviser).	7
Officers (other than Officers who are also Trustees)
Dickson Jackson Age: 41	Vice President	Since 2005	Director, Investment Operations, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A
Andrew Telfer Age: 45	Vice President	Since 2008	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A
Peter Cooke Age: 48	Vice President	Since 2008	Partner, Baillie Gifford & Co. (investment manager).	N/A
Michael Stirling-Aird Age: 35	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).	N/A
Julie Wilson Age: 37	Vice President	Since 2012	Assistant Manager, Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment adviser).	N/A
Nigel Cessford Age: 49	Treasurer	Since 2005	Head of Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment manager).	N/A
Angus N.G. Macdonald Age: 47	Secretary	Since 2000	Head of Legal for the Baillie Gifford Group (investment manager).	N/A
Graham Laybourn Age: 45	Chief Compliance Officer	Since 2005	Chief Compliance Officer, Baillie Gifford Overseas Limited (investment adviser).	N/A

Supplemental Information (unaudited) (concluded)

(1)	The address of each trustee and Officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.
(2)

There is no stated term of office for the trustees. The Chairman of the Board, President, Secretary, and Treasurer of the Trust are elected annually by the Trustees. Other officers may be elected or appointed by the trustees at any time.

(3)	Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.
(4)	The number of Funds in the Fund complex overseen by the Trustee includes North American Equity Fund, a series of the Trust which has not yet commenced operations.
(5)

Mr. Hadden is an “interested person” (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager (Baillie Gifford Overseas Ltd.) and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Funds’ Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC’s website at http://www.sec.gov. Shareholders may submit to the Trust claim for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov. Shareholders may submit to the Trust claim for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INVESTMENT ADVISORY AGREEMENT APPROVAL (unaudited)

Approval of the Advisory Agreement for the Baillie Gifford International Choice Fund

On June 21, 2012, the Board of Trustees (the “Board”) of the Baillie Gifford Funds (the “Trust”), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the “Independent Trustees”), approved the investment advisory agreement between the Trust on behalf of the International Choice Fund, a new series of the Trust (the “Fund”) and Baillie Gifford Overseas Limited (the “Manager”) (the “Advisory Agreement”). As part of the review process, the Independent Trustees, prior to the Board meeting, met independently of Trust management and of the interested trustee of the Board to consider the approval of the Advisory Agreement. During the review process, the Independent Trustees were represented by independent legal counsel. The Independent Trustees reviewed materials received from the Manager, Lipper Inc. (an independent provider of mutual fund data, “Lipper”) and independent legal counsel with respect to the Advisory Agreement. After reviewing the information received, the Independent Trustees presented their findings and recommendations to the Board.

Based upon the findings and recommendations of the Independent Trustees, the Board concluded that it was in the best interests of the Fund to approve the Advisory Agreement. In reaching this conclusion for the Fund, the Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below.

The Board considered the nature, extent and quality of services expected to be provided by the Manager to the Fund. The Board noted that, pursuant to the Advisory Agreement, the Manager will provide portfolio management services to the Fund and will receive a management fee and that, pursuant to a separate Shareholder Service Plan, the Manager will provide services to shareholders of the Fund and will receive a shareholder service fee. The Board considered the background and qualifications of the personnel who would provide portfolio management and shareholder servicing for the Fund. The Board also considered the compliance regime created by the Manager and the quality of the services provided by the Manager to the existing funds of the Trust. The Board considered the proposed investment strategies and investment process for the Fund and reviewed performance information for a composite of accounts managed by the Manager using a similar strategy as proposed for the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Manager to the Fund were expected to be satisfactory.

The Board reviewed the Fund’s proposed management fee (plus shareholder service fee for Class 1) and estimated total expense ratio and compared them to the average management fees and expense ratios of a separate expense group and expense universe of funds based on data provided by Lipper. The comparable fund information showed that the Fund’s proposed management fee (plus the shareholder service fee for Class 1) was below the average management fee of both the expense group and the expense universe. The Board also considered that the Manager proposed to cap total expenses for the Fund through April 30, 2013. On the basis of the information provided, the Board concluded that the proposed management fee was reasonable.

The Board noted that since the Fund was newly organized and thus generated no management fees for the Manager, that there were no profits to consider. The Board considered other benefits that would be derived by the Manager from its relationship to the Fund, including the shareholder service fee (which will vary among classes) and the potential use of soft dollars to pay for research services for the Fund or

INVESTMENT ADVISORY AGREEMENT APPROVAL (unaudited)(concluded)

other clients of the Manager. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund would benefit from any economies of scale. The Board considered that the Fund was not yet operational and that the management fee was on the low end of the spectrum of the Lipper peer group of funds.

Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of the Fund.

Item 2. Code of Ethics.

(a)

As of December 31, 2012, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached hereto as an exhibit

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Mr. John G. Barrie, Jr., a member of the Board’s Audit Oversight Committee, is an audit committee financial expert. Mr. Barrie is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Barrie formerly served in various supervisory and managerial positions in accounting and finance at Dominion Resources, Inc. and affiliates. In these positions, Mr. Barrie was extensively involved in the preparation, analysis and use of corporate financial statements. In the capacity of Assistant Treasurer of Dominion Resources, Inc., Mr. Barrie had principal responsibility for administering the investment of over $1 billion of retirement plan assets, and was involved with internal and external auditors in establishing internal controls and procedures relating to the administration and reporting of retirement plan investments.

Item 4. Principal Accountant Fees and Services.

(a) - (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2011	$86,000	$0	$20,000	$0
2012	$105,500	$0	$24,000	$0

Audit fees include amounts for auditing and reporting on the financial statements and the financial highlights included in the Funds annual report to the shareholders, issuance of the auditor’s consent to be included in the Funds’ annual amendment to the Registration Statement on Form N-1A, issuance of the auditor’s report on internal controls for inclusion in form N-SAR and provision of comments on the Funds’ interim financial statements (as requested). The audit fees above represent the amounts billed for services provided for the fiscal year indicated, not the amounts billed during such year.

Audit-related fees include amounts billed for assurance and related services rendered to the registrant, including consultations related to financial accounting and reporting standards. The audit-related fees above represent the amounts billed during the fiscal year indicated.

Tax fees include amounts for services rendered to the registrant for tax compliance, tax planning and tax advice, including tax return preparation and review of and participation in determining required income and capital gains distributions. The tax fees above represent the amounts billed during the fiscal year indicated.

(e) (1) Engagements that are required to be pre-approved by the registrant’s Audit Oversight Committee, “the Committee”, may be pre-approved (i) at any regular or special meeting of the Committee or (ii) by any member of the Committee, provided that such member must report, for informational purposes only, any pre-approval decisions to the Board at its next regularly scheduled meeting.

(e) (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011:	$20,000
2012:	$24,000

The amount set forth for each fiscal year includes: (i) the aggregate of amounts disclosed in Item 4 (b), (c), and (d) above for Audit-Related Fees, Tax Fees and All Other Fees, plus (ii) the aggregate amount of any non-audit fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. This additional amount under clause (ii) for the 2011 fiscal year totaled $0 and for the 2012 fiscal year totaled $0.

(h) In evaluating the independence of the registrant’s accountant, the Audit Oversight Committee of the registrant’s Board of Trustees considered the provision of non-audit services, which were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant and determined that the provision of such services, if any, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report on Form N-CSR:

Emerging Markets Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number)	Total number of shares divested	Date securities were divested	Amount Held on Filing Date	Statute

China Petroleum & Chemical Corp.	386 HK	6291819	454,000	09/24/2012	4,188,000	Sudan Accountability and Divestment Act of 2007; Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that to the best of their knowledge the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2)(i) Certification of the Principal Executive Officer required by Rule 30a-2 under the Act.

(a)(2)(ii) Certification of the Principal Financial Officer required by Rule 30a-2 under the Act.

(a)(3) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BAILLIE GIFFORD FUNDS

By	/s/ Peter Hadden

Peter Hadden, President

Date	March 7, 2013

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter Hadden

Peter Hadden, President

Date	March 7, 2013

By	/s/ Nigel Cessford

Nigel Cessford, Treasurer

Date	March 7, 2013